TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR........................ 1
  Wasatch Equity Funds.................................... 2
  Wasatch-Hoisington U.S. Treasury Fund................... 3
CORE GROWTH FUND PORTFOLIO SUMMARY........................ 4
  Six Month Review........................................ 4
  Average Annual Total Returns............................ 5
GLOBAL SCIENCE & TECHNOLOGY FUND PORTFOLIO SUMMARY........ 6
  Six Month Review........................................ 6
  Average Annual Total Returns............................ 7
INTERNATIONAL GROWTH FUND PORTFOLIO SUMMARY............... 8
  Six Month Review........................................ 8
  Average Annual Total Returns............................ 9
MICRO CAP FUND PORTFOLIO SUMMARY......................... 10
  Six Month Review....................................... 10
  Average Annual Total Returns........................... 11
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY.................. 12
  Six Month Review....................................... 12
  Average Annual Total Returns........................... 13
SMALL CAP VALUE FUND PORTFOLIO SUMMARY................... 14
  Six Month Review....................................... 14
  Average Annual Total Returns........................... 15
ULTRA GROWTH FUND PORTFOLIO SUMMARY...................... 16
  Six Month Review....................................... 16
  Average Annual Total Returns........................... 17
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY.. 18
  Six Month Review....................................... 18
  Average Annual Total Returns........................... 19
FUND DISCLOSURES......................................... 20
SCHEDULE OF INVESTMENTS.................................. 22
STATEMENTS OF ASSETS AND LIABILITIES..................... 58
STATEMENTS OF OPERATIONS................................. 62
STATEMENTS OF CHANGES IN NET ASSETS...................... 66
FINANCIAL HIGHLIGHTS..................................... 72
NOTES TO FINANCIAL STATEMENTS............................ 88
DIRECTORS AND OFFICERS.................................. 100
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS............. 102

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                               WASATCH FUNDS, INC.
                                  P.O. BOX 2172
                            MILWAUKEE, WI 53201-2172
                                 1.800.551.1700


                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 2003

--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:
--------------------

  The focus of our business is to pick stocks that we believe will help you achieve your long-term investment goals. We do this by analyzing individual companies to determine if they have the potential to be outstanding long-term investments. While we are confident that we have invested in companies with such potential, most of their stock prices declined over the past 18 months generating losses rather than gains. In the six months ended March 31, 2003, stocks generally did better, especially since some of the uncertainty lifted with the start of the war with Iraq, but the stock market still has been extremely volatile.
  The forces that have been brought to bear on stock prices during the past year and a half have been some of the most powerful we have ever encountered in nearly 30 years of investing. The steady flow of bad news--global economic weakness, fear of terrorism, war, accounting scandals, corporate governance issues, conflicts of interest on Wall Street, corporate profits, corporate and consumer debt levels, rising unemployment and other worries--has kept stock prices depressed and the outlook for stocks shrouded in uncertainty.
  While we cannot say when stock prices will return to their historical upward trend, we can say that we continue to find and invest in companies that we believe have the potential to overcome the challenges of today and become bigger, stronger and more profitable in the years ahead.
  Through nearly three decades of investing in small company stocks, we have learned that staying on our chosen investment course in all market environments is the best way to avoid succumbing to the greed and fear that alternately drives stock prices to outrageous highs and ridiculous lows.
  When greed was the driving force in the market leading up to the bursting of the Internet bubble in March 2000, we kept our sights clearly focused on the long-term by striving to invest in profitable companies with viable business models. With so many investors focusing on Internet stocks, we were able to find excellent values in profitable, albeit less fashionable, companies. Our efforts were rewarded when investors turned away from overvalued, profitless companies and were attracted to reasonably

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valued companies with actual profits.
  Although we did not post the spectacular returns boasted by some at the height of the dot-com craze, we did not suffer the capital destroying declines when this mania ended. By sticking to our investment discipline we helped shareholders avoid a costly foray into the uncharted territory that was the dot-com phenomenon.
  When greed turned to fear and drove stock prices down, we continued on our investment course searching for companies with solid management teams that we believe can lead them through these difficult times to times of greater prosperity.
  One of the advantages we believe we have as bottom-up stock pickers is our extensive analysis on thousands of companies. This wealth of knowledge helps us identify companies whose stock prices have been unreasonably beaten down. During this most recent market decline, we feel we have been able to invest in many companies that have significant upside potential when stock prices begin to move forward again. It has been our experience that there are opportunities even in the darkest times for investors who have done their homework and are willing to stay focused on reaching long-term objectives.
  We understand that this is a difficult time, particularly for the many new investors who entered the market within the last decade and have never been through a bear market. Since we have been through other steep declines, perhaps providing our historical perspective on this decline will help. The factors contributing to the market's decline since 2000 in many cases do not seem to us as severe as in the mid-1970s when Wasatch Advisors, investment advisor to Wasatch Funds was founded.
  Although economic growth has slowed from the strong pace of the 1990s, the economy is still growing. While corporate and private sector debt levels are of concern, the cost of that debt is low due to low interest rates. At 5.8% in March, unemployment is not as high as in earlier recessions.
  Using the late 1970s and early 1980s for comparison, we lived through a U.S. economy struggling with inflation, high interest rates, gasoline shortages, sharp increases in gas prices, and unemployment ranging from 8.5% in 1975 to a high of 9.7% in 1982, according to the Bureau of Labor Statistics. In addition, U.S. hostages were being held in Iran and hijackings by terrorists were a major concern. During this period, Wasatch was still able to find growing, small companies in which to invest. What we learned became part of our institutional knowledge that has helped us negotiate the most recent decline.
  While the U.S. economy has hit a patch of bad road that has been longer than expected, we believe the difficulties are manageable, although it may be some time before we get another period of strong economic growth. As long-term investors with a bottom-up perspective our chosen investment course is to find individual companies that meet our strict criteria and fit the investment strategies for each of the Wasatch Equity Funds. This time-tested discipline has helped us weather other difficult times and has kept us invested as we sought to capture market gains for shareholders.

WASATCH EQUITY FUNDS
--------------------

  The six months ended March 31, 2003 looked a little brighter for stocks in general and for the Wasatch Equity Funds.
  For an in-depth discussion of the performance of each Wasatch Equity Fund, please see the portfolio summaries beginning on page 4.

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EQUITY FUNDS OUTLOOK
--------------------

  Stock prices may continue to be volatile for some time. Predicting when the next period of strong performance will occur is not our forte. Our strength lies in our disciplined approach to investing, the experience of our Fund Managers, the cohesiveness of our Research Team, and the knowledge we have built up over nearly 30 years of investing in smaller companies.
  As of the end of March, we were pleased with the overall quality of each Fund's portfolio. We feel we have been able to invest in some outstanding companies at prices that provide significant upside potential. As a result, we believe each Fund continues to have the potential to achieve its primary investment objective--long-term growth of shareholders' capital.
  We are staying on course by consistently pursuing each Fund's individual investment strategies.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

  In the six months ended March 31, 2003, the Wasatch-Hoisington U.S. Treasury Fund benefited from declining inflation and low interest rates.
  For more information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 18.

WORTH NOTING
------------

  Over the past year, we have made a concerted effort to lay a strong foundation for the future of Wasatch Funds so we can continue to provide you with even more of what you expect from us--disciplined investing, extensive hands-on, fundamental analysis of companies and great service.
  In addition to our International Research Team, we have added a number of highly qualified equities analysts. The value of their contribution is that they provide more eyes to look at every company and unique perspectives that give greater insight into prospective and existing investments.
  We would like to remind you to visit our web site at WWW.WASATCHFUNDS.COM or call us at 1.800.551.1700 for more information about the open or closed status of the Funds or if you have any questions or comments about this report or your investments.
  Please refer to the Wasatch Funds' prospectus for more information about each Fund's investment objectives, strategies and risks.
  We realize you have many investment choices and we are grateful to you for choosing Wasatch Funds. We want you to know that we take the responsibility of investing your assets very seriously. Serving your investment needs is a matter of personal pride for every member of our Team from Fund Managers to Share-holder Services Representatives.
  Thank you for giving us the opportunity to serve you. We look forward to continuing our relationship over the years.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

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CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------

MARCH 31, 2003

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA--
LEAD MANAGER, JB TAYLOR--CO-MANAGER

  The Wasatch Core Growth Fund seeks long-term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long-term investors.

SIX MONTH REVIEW
----------------

  The Core Growth Fund lost 3.14% in the six months ended March 31, 2003 and underperformed the Russell 2000 Index, a widely used measure for the performance of small company stocks, which gained 1.39%. Over longer time periods the Fund has performed much better than the Index. The average annual return for the Fund over five years was 6.74% while the Index lost 4.12%. Over the past 10 years, the Fund's average annual return was 13.98% compared to a gain of just 6.22% for the Index.
  In the six month period, we adhered to our time-tested discipline of investing in companies that we believe are high quality and have the potential for consistent long-term growth. At the end of the period, the average annual earnings growth of the Fund's holdings was 16%. This solid growth was not rewarded as uncertainty in the macro environment distracted investors and generally sent stock prices lower. In some cases, the Fund's holdings struggled in an overall sluggish economy.
  The health care sector was the biggest contributor to the Fund's loss and underperformance of the Russell 2000 Index. We were substantially over weighted in health care relative to the Index. Two holdings were responsible for much of the underperformance of this sector. Deteriorating business trends caused Orthodontic Centers of America, Inc., a provider of practice management services for orthodontists, to lower earnings growth expectations. Inquiries by the Federal Trade Commission and the resignation of the president resulted in the stock price decline of Pediatrix Medical Group, Inc., a national network of neonatalogists.
  We believe the health care sector continues to be an excellent place to find stable companies with the potential for consistent long-term growth. Particu larly attractive to us are companies with strong ties to long-term demographic trends such as the aging of America. These trends favor the continued growth of the health care sector and we seek to invest in smaller companies with the potential to become market leaders.
   The Fund was significantly over-weighted in the consumer discretionary sector compared to the Russell 2000 Index. Our holdings were down more than those in the Index. Two large positions were the biggest contributors to the decline of this sector. Copart, Inc., a

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CORE GROWTH FUND-PORTFOLIO SUMMARY
----------------------------------

provider of vehicle salvage services, said earnings growth would likely be lower over the next year due to a slowdown in the industry and increased competition. Sonic Automotive, Inc., an automotive retailer, reported lower results as auto sales slowed abruptly in the fourth quarter of 2002. This company has a profitable business model but may take one to two quarters to adjust inventory.
  In the consumer discretionary sector our investments are primarily in business services and retail companies. We believe these companies have strong management teams capable of negotiating the challenges of a difficult environment and leading them to produce the growth we expect over the long-term.
  The Fund was overweighted in the financial services sector compared to the Russell 2000. This sector of the Fund was down while the financial services sector of the Index was up slightly. The stock price of AmeriCredit Corp., a sub-prime automobile lender, declined as investors questioned the company's debt level and the financial health of customers. We lowered the Fund's weighting in AmeriCredit due to concerns over the company's ability to obtain long-term financing. Our experience with AmeriCredit taught us to temper our enthusiasm for growth potential with respect for the amount of debt on the balance sheet, particularly in times of economic uncertainty.
  The best performing sector of the Fund was technology. As is usually the case, we were underweighted in technology compared to the Russell 2000 Index. Our holdings were up over twice as much as those in the Index. Significant positions in Integrated Circuit Systems, Inc., a maker of timing devices for electronic systems, and UTStarcom, Inc., a provider of communications equipment to operators of telecommunications networks, drove the performance of the Fund's technology sector.

OUTLOOK
-------

  Market volatility during the past six months afforded many opportunities to upgrade the quality of the Fund's holdings as prices of companies previously considered too expensive came down to more attractive levels. As a result, we feel the Fund has significant upside potential when the economy begins to recover and the pessimism holding back stock prices subsides.
  We believe the Core Growth Fund's excellent 10-year track record was built by investing in stable companies at reasonable prices. These are the types of companies we believe we hold today.
  Thank you for investing in the Wasatch Core Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                            1 YEAR   5 YEARS  10 YEARS
------------------------------------------------------
WASATCH CORE GROWTH FUND(1) -35.27%   6.74%    13.98%
------------------------------------------------------
Russell 2000 Index          -26.97%  -4.12%     6.22%
------------------------------------------------------
*(1) Please refer to Fund disclosures on page 20.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

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GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------

MARCH 31, 2003

(PHOTO)
AJAY KRISHNAN, CFA--CO-MANAGER WITH
KAREY BARKER, CFA

  The Global Science & Technology Fund seeks long-term growth of capital by investing primarily in science and technology companies in the United States and at least two other countries. The Fund is designed for aggressive long-term investors willing to accept greater risk for the potential of higher returns.

SIX MONTH REVIEW
----------------

  For the six month period ended March 31, 2003, the Global Science & Technology Fund returned 14.26%. The Fund underperformed Russell 2000 Technology Index, a widely used measure for the performance of small technology stocks, which returned 22.52%. The Fund's return was nearly the same as the 14.72% return of the technology-laden Nasdaq Composite Index.
  The positive returns of the Fund and the indexes over the past six months were driven by a strong rebound in technology stock prices late last year. Early in 2003, renewed concern over global economic weakness, uncertainty preceding the war with Iraq, and fear of severe acute respiratory syndrome (SARS), caused stocks to resume the downward trend of the past few years.
  We attribute our underperformance of the Russell 2000 Technology Index to the weak performance of some of our holdings in the health care services, telecommunications equipment and drugs and pharmaceuticals industries.
  Given the challenging global environment, investors have been increasingly sensitive to issues affecting the near term prospects of companies. This sensitivity impacted several of the Fund's holdings that reported marginally negative news. Under more normal market conditions, we believe these issues would not have affected stock prices to the extent they did.
  Part of our investment discipline is to continually monitor the companies we hold. We constantly strive to understand whether the issues faced by our holdings will impact their long-term growth outlook. As we reviewed the Fund's portfolio we maintained the conviction that we have invested in science and technology companies with outstanding potential as long-term investments.
  The Fund had over 9% of assets invested in the health care services industry. Our holdings were down an average of 23% led by Accredo Health, Inc., a provider of services for individuals with chronic diseases. Accredo's stock price declined when the company reported that earnings growth would be less than expected this year. Health care services companies in the Russell 2000 Growth Index were down less than 6% on average.
  Just over 16% of the Fund's assets were invested in semiconductors and components companies. Our holdings were up an average of 14%, while semiconductors and components companies in the Russell 2000 Growth Index were up an average of nearly 40%.
  The strong performance of our largest

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GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY
--------------------------------------------------

holding, UTStarcom, Inc., a provider of communications equipment to operators of telecommunications networks in China, was offset by the stock price decline of Monolithic System Technology, Inc. (MoSys), a designer of RAM-based memory architecture.
  Our weighting in the telecommunications equipment industry was just under 1%. This was a strong performing group in the Russell 2000 Growth Index returning an average of 64%, while the Fund's holdings returned just 19%.
  In the drugs and pharmaceuticals industry, the Fund's weighting was over 5%. Our holdings were up an average of 3% while this group in the Russell 2000 Growth Index was up 14%. We sold several small companies in this industry to put assets to work in companies that we believe have better prospects.
  We remain confident in the long-term investment potential of the Fund's 10 largest holdings. At March 31st, these 10 holdings accounted for nearly 50% of the Fund's assets and eight were among the Fund's top 15 performers over the past six months.
  We continue working to diversify the Fund geographically. As of March 31st, 66% of the Fund's investments were in the U.S., although we had investments in 14 other countries. We are particularly focused on gaining exposure to emerging technology companies in Asia.

OUTLOOK
-------

  It is hard to say when global economic growth will be stronger, when geopolitical tensions will ease, or when stock prices will resume an upward trend. In spite of current uncertainties, we are confident that the Fund's holdings have the potential to do well over the long term.
  We believe that dedicated fundamental research and the resources we have committed to this effort will be important in helping us identify companies that have the potential to be tomorrow's technology leaders. We continue to search the globe for science and technology companies that we believe have the potential to make a positive contribution to your efforts to achieve long-term investment objectives.
  Thank you for investing in the Global Science & Technology Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                               1 YEAR  5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND(2)    -32.50%    N/A        -12.16%
--------------------------------------------------------------------------------
Russell 2000 Technology Index                  -43.78%    N/A        -34.64%
--------------------------------------------------------------------------------
Nasdaq Composite Index                         -26.97%    N/A        -25.20%
--------------------------------------------------------------------------------
*(2)Please refer to Fund disclosures on page 20.**Inception: December 19, 2000.

The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest directly in these indexes.

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INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

MARCH 31, 2003

(PHOTO)
MIKE GERDING, CFA--LEAD MANAGER

  The International Growth Fund seeks long-term growth of capital by investing in foreign companies in at least three different developed countries. The Fund pursues an aggressive investment strategy designed for long-term investors who can tolerate greater risks and volatility.

SIX MONTH REVIEW
----------------

  In the six months ended March 31, 2003, the International Growth Fund lost 2.71% while the MSCI World Ex-U.S. Small-Cap Index, a widely used measure for the performance of foreign small company stocks lost 2.47%.
  The performance of the Fund and the Index over this period reflected the difficult environment where uncertainties from sluggish economies to war and severe acute respiratory syndrome (SARS) clouded the business outlook and put a damper on stock prices in markets around the world.
  While challenging circumstances and general stock price weakness kept the Fund from performing as we would have liked, we are pleased with the overall business execution of the Fund's holdings. With few exceptions, the companies we hold are growing and seem to be managing the downturn quite well.
  At March 31st, the Fund's assets were broadly diversified among investments in 57 companies in 19 countries. Our largest country weights included the United Kingdom--18.5%, Canada--16.4%, Japan--11.1% and Germany--9.6%. We continue to be underweighted in Japan, which comprises 30% of the Index. We are working hard to find growing small companies in Japan but this has been a real challenge as Japan's economy continues to contract and is faced with deflation.
  The Fund's characteristics at March 31, 2003 continued to reflect our efforts to create a portfolio of growing smaller companies from around the world. The Fund's weighted average market capitalization was $766 million, the expected three to five year earnings growth rate is 18.8% and the average price-to-earnings (P/E) multiple based on 2004 estimates is 12.4. In contrast, the average growth rate for the Index is 12.3% and the average P/E multiple is
10.6. We think the Fund's characteristics compare favorably to those of the Index.
  Over the past six months, the Fund's best performing sectors were industrials, consumer discretionary and health care.
  The Fund was underweighted in industrials compared to the Index and our holdings, on average, were up more than those in the Index. We sold Ryanair Holdings Plc, the Irish airline that has become the largest airline in Europe. We still own WestJet Airlines Ltd., the Canadian company that we believe is the best positioned discount airline outside the U.S.
  Our consumer discretionary holdings included restaurants, retailers, apparel companies, media companies and hotels that we believe have the potential to do well even in a weak economic environ-

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INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

ment. We were overweighted in the consumer discretionary sector compared to the Index. This sector made a positive contribution to the Fund's performance but was negative to the Index's performance. The performance of our holdings was mixed. Puma AG Rudolf Dassler Sport, a German shoe and apparel manufacturer was the Fund's best performer, while Rodriguez Group and GAME GROUP Plc were two of the Fund's worst performers.
  The Fund's health care sector also helped performance relative to the Index. We were overweighted in health care compared to the Index and our holdings outperformed led by significant positions in PowderJect Pharmaceuticals Plc, a U.K. vaccine manufacturer, and Elekta AB, a Swedish developer of precise surgical treatments for cancer and brain disorders.
  We were disappointed with the performance of the Fund's information technology sector. Our weighting in this sector was nearly identical to the Index. Our holdings substantially underperformed primarily due to the stock price declines suffered by Tandberg ASA and Celarem Technology Inc.
  The Fund was significantly underweighted in financials compared to the Index. This sector was negative to the Fund's performance while it was positive to the Index's performance.

OUTLOOK
-------

  World markets are still faced with massive uncertainties including geopolitical tension, economic malaise and SARS. We do not expect an improvement in the Japanese economy this year. Outside of Japan, we expected Asia to be an economic bright spot but even this is not certain due to the potential impact of SARS.
  We are optimistic that as some of the world's uncertainties are resolved economies will begin to recover and our companies will have the potential to do well. We are pleased with the companies held by the Fund. For the most part, these companies met or exceeded our expectations throughout the past six months despite the difficult environment.
  We continue to search the globe for high quality small companies that are growing and have investment potential that we consider to be outstanding. We believe that international small company stocks remain an excellent way to diversify an investment portfolio and have the potential to provide returns that can help you as you strive to achieve your long-term investment objectives.
  We appreciate your investment in the Wasatch International Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                        1 YEAR     5 YEARS   SINCE INCEPTION**
------------------------------------------------------------------------------
WASATCH INTERNATIONAL GROWTH FUND(3)      N/A        N/A         -13.90%
------------------------------------------------------------------------------
MSCI World Ex-U.S. Small-Cap Index        N/A        N/A         -16.43%
------------------------------------------------------------------------------
*(3)Please refer to Fund disclosures on page 20. **Inception: June 28, 2002. Return since inception is not annualized.

The MSCI World Ex-U.S. Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $800 million across 23 developed markets, excluding the United States. You cannot invest directly in the Index.

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MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------

MARCH 31, 2003

(PHOTO)
ROBERT GARDINER, CFA--LEAD MANAGER

  The Micro Cap Fund seeks long-term growth of capital through investments in growing companies with market capitalizations of less than $750 million at the time of initial purchase. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

SIX MONTH REVIEW
----------------

  The Micro Cap Fund gained 8.30% in the six months ended March 31, 2003. The Fund's return was well ahead of the 1.39% gain of the Russell 2000 Index, a widely used measure for the performance of small company stocks. Stocks did much better in the fourth quarter of 2002 than in the first quarter of 2003. Stocks generally declined in January and February due to economic weakness, uncertainty preceding the start of the war with Iraq and low overall investor confidence.
  Over the past 12 months, the Fund lost 19.38% while the Russell 2000 lost 26.97%. We are not at all satisfied to have beaten our benchmark when we have lost money. Throughout this difficult period, we have followed our investment discipline and concentrated on improving the overall quality of the Fund's holdings as stock prices of desirable companies came down to attractive levels. Consequently, we feel the Fund is well positioned to achieve the long-term results we seek.
  While past performance is not predictive of future results, the Fund's long-term track record is excellent with average annual returns for three years of 14.45% and five years of 17.89% compared to a loss of 11.00% and 4.12%, respectively, for the Russell 2000. Since inception, the Fund has gained 25.42% compared to a gain of just 4.74% for the Russell 2000 over the same period.
  Despite suffering the pain of lower stock prices these past 12 months, the Fund's holdings generally continued to report strong earnings growth. Average annual earnings growth in the Fund as of March 31st was over 30%. With the economy struggling to come back, our earnings growth expectations for the rest of the year are a more modest 20%.
  Three sectors--technology, consumer discretionary, and materials and processing--were primarily responsible for the Fund's outperformance of the Russell 2000 Index in the six month period.
  Technology was the Fund's best performing sector as technology stocks started to show more life and our investments in what we consider to be reasonably priced, financially healthy, growing technology companies were rewarded. We were significantly overweighted in technology compared to the Russell 2000 Index. Although our holdings were not up quite as much as those in the Index, our overweighting helped the Fund's performance relative to the Index. The Fund's three top performing stocks were technology companies--Integrated Circuit Systems, Inc., a maker of timing devices for electronic

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MICRO CAP FUND-PORTFOLIO SUMMARY
--------------------------------

systems, O2Micro International, Ltd., a maker of semiconductors that increase power efficiency in electronic devices, and Micrel, Inc., a maker of analog semiconductors.
  The Fund was overweighted in the consumer discretionary sector compared to the Russell 2000 Index. Our holdings were up an average of 10%, while the Index's holdings were down an average of 4%. Our retail and business services holdings continued to hold up well in spite of curtailed consumer and business spending. The best performers in this sector were Resources Connection, Inc., an outsource provider of professional business services, and 99 Cents Only Stores, a discount retailer.
  We were underweighted in the materials and processing sector compared to the Russell 2000 Index. Our holdings were up an average of 20%, while the Index's holdings were down an average of 7%. The performance of this sector of the Fund was led by a significant position in Cabot Microelectronics Corporation, a supplier of chemicals to the semiconductor industry.
  Health care was the worst performing sector of the Fund and the only sector to detract from the Fund's performance. We were substantially overweighted in health care compared to the Russell 2000 Index and our holdings were down more than those in the Index. The Fund's worst performer was ICU Medical, Inc., a maker of disposable connectors for intravenous therapy, as the company was targeted by short sellers. This long time holding is considered to be one of the Fund's highest quality companies. A review of ICU's fundamentals turned up nothing that would change our thesis regarding the company's long-term growth potential.

OUTLOOK
-------

  Stock prices may remain subdued until the economy begins to improve and issues of concern to investors have been more fully resolved.
  Our focus is to invest in micro cap companies that have the potential to increase earnings regardless of the environment. If our holdings can achieve the earnings growth we expect, they will put upward pressure on stock prices despite the overall market gloom.
  We are pleased with the quality of the companies in which we have invested.
  We believe that consistently following a disciplined process based on sound investment principles is the best way we can help you in your quest to achieve long-term investment objectives.
  Thank you for investing in the Wasatch Micro Cap Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                 1 YEAR       5 YEARS      SINCE INCEPTION**
------------------------------------------------------------------------------
WASATCH MICRO CAP FUND(4)       -19.38%        17.89%           25.42%
------------------------------------------------------------------------------
Russell 2000 Index              -26.97%        -4.12%            4.74%
------------------------------------------------------------------------------
*(4)Please refer to Fund disclosures on page 20. **Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------

MARCH 31, 2003

(PHOTO)
JEFF CARDON, CFA--LEAD MANAGER

  The Small Cap Growth Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

SIX MONTH REVIEW
----------------

  In the six months ended March 31, 2003, the Small Cap Growth Fund gained 2.90%. This return was better than the 1.39% gain of the Russell 2000 Index, a widely used measure for the performance of small company stocks. Stocks generally did better in the last quarter of 2002 than in the first quarter of 2003 as uncertain prospects for an economic recovery, the cloud of war and other issues worried investors and sent stock prices lower.
  These uncertain conditions caused stocks to struggle over a longer period. In the past 12 months, the Fund lost 24.86% and the Russell 2000 Index lost 26.97%. Although we did better than our benchmark during this period, we take little comfort because we believe our primary job is to help you achieve your long-term investment goals.
  The Fund's long-term track record remains excellent. The Fund's average annual return over 10 years was 12.61% compared to the 6.22% return of the Russell 2000 Index.
  We are encouraged by the earnings growth our portfolio companies have achieved during this difficult time. The average annual earnings growth over the last two quarters was 23%, performance that typically would have resulted in a positive absolute and relative return. Looking ahead, we believe our companies have the potential to increase earnings around 20%, a growth rate that is consistent with our historic earnings growth rate.
  Another source of comfort is the quality of the Fund's holdings. We feel that the companies we hold are run by honest, hardworking and motivated managers. Once the market turns around, we think the Fund's portfolio of fast growing, well run companies should perform well.
    Three sectors were primarily responsible for the Fund's outperformance of the Russell 2000 Index in the past six months--technology, consumer discretionary, and materials and processing.
  Technology was the best performing sector in the Fund and the Index. Our overweighting in technology helped performance relative to the Index. The Fund's technology sector is composed of small companies that we believe have outstanding long-term growth prospects because they are specialized, well managed and have strong balance sheets. These types of companies benefited from rising stock prices in the past six months. Several semiconductor companies were among the Fund's top performers--Micrel, Inc., a maker of analog semiconductors, O2Micro International Ltd., a maker of semiconductors that increase power efficiency in electronic devices, and Semtech Corporation, a supplier of analog and

Semi-Annual Report

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
---------------------------------------

mixed-signal semiconductors.
  The performance of the Fund's materials and processing sector was tied to the rally in technology stocks. The performance of this sector of the Fund was driven by Cabot Microelectronics Corporation, a supplier of chemicals to the semiconductor industry. The Fund was underweighted in the materials and processing sector compared to the Index. Our holdings were up an average of 23% led by Cabot, while the Index's holdings were down an average of 7%.
  The consumer discretionary sector of the Fund holds mostly business services and retail companies. We were over-weighted compared to the Index and the Fund benefited from our stock selection. Our holdings were up an average of 5%, while the Index's holdings were down an average of 4%. Resources Connection, Inc., a provider of professional business services, was the Fund's best performer in this sector.
  Health care was the worst performing sector in the Fund due to significant stock price declines suffered by several large holdings. We were substantially overweighted in health care compared to the Index and our holdings were down more than those in the Index. We feel our health care holdings continue to have the potential for strong growth although we are keeping a close eye on several with mild fundamental issues.
  Financial services was a strong sector in the Index but was weak in the Fund. We were substantially underweighted in financial services compared to the Russell 2000 Index and our holdings underperformed primarily as a result of investments in specialty finance companies that have struggled and companies tied to the investment industry that have experienced weakness due to stock market malaise.

OUTLOOK
-------

  We feel the Fund is well positioned for the future due to the care we have taken to construct a portfolio of growing small companies with strong fundamentals. In addition, we believe we have invested at prices that leave plenty of room for appreciation.
  In spite of numerous issues facing the world economy, we believe that if we continue to capture strong earnings growth from our holdings and maintain a reasonably valued portfolio, the Fund will have the potential to achieve the long-term results we seek and be a powerful force in helping you achieve your long-term investment objectives.
  We appreciate your investment in the Small Cap Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                     1 YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND(1)     -24.86%     7.96%       12.61%
------------------------------------------------------------------------------
Russell 2000 Index                   -26.97%    -4.12%        6.22%
------------------------------------------------------------------------------
*(1)Please refer to Fund disclosures on page 20.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in the Index.

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------

MARCH 31, 2003

(PHOTO)
JIM LARKINS, MBA--CO-MANAGER WITH SAM STEWART, PHD, CFA AND JOHN MAZANEC, MBA


  The Small Cap Value Fund seeks long-term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility.

SIX MONTH REVIEW
----------------

  In the six months ended March 31, 2003, the Small Cap Value Fund gained 2.18% and did much better than the 0.41% loss of the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks. Strong performance in the fourth quarter of 2002 was the reason for the Fund's positive six month results. The Fund's return since inception and average annual five year return significantly outpaced the Index's returns over the same time periods.
  With the exception of the fourth quarter, the Fund's performance over the past 12 months was disappointing as holdings that advanced failed to offset the ones that declined. Some holdings struggled in a difficult economic environment. One of these was Fleming Companies, Inc. We sold Fleming as the fundamentals rapidly deteriorated. The inability to raise capital forced the company into bankruptcy after we sold. Another was AmeriCredit Corp., a sub-prime automobile lender. While we feel AmeriCredit's competitive advantage is as a disciplined underwriter, the company went heavily into debt to aggressively finance growth. Having a debt-laden balance sheet proved to be a liability in the weakening economy. In addition, the company was slow to go to the equity markets in an attempt to raise capital. We significantly reduced our position in AmeriCredit as we focused on companies with stronger balance sheets.
  Throughout this challenging time, we have worked hard to identify problems and upgrade the quality of the Fund's holdings as we found opportunities to invest in undervalued companies that we believe have outstanding long-term prospects.
  The Fund's investments are primarily in two categories--fallen angels and undiscovered gems.
  Economic weakness has resulted in many fallen angels--companies that hit a bump in the road causing earnings growth to go off track. We invest in fallen angels if we believe they are taking appropriate measures to resolve temporary issues and if we can identify a catalyst that we believe will help return them to their historical earnings growth track within 12 to 18 months.
  Undiscovered gems are small companies that fly below the radar of Wall Street analysts. They are undervalued because they are underappreciated. These are growing companies typically operating in niche markets that have

Semi-Annual Report

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
--------------------------------------

great balance sheets. We believe our undiscovered gems depend less on economic recovery for stock price appreciation than on gaining the attention of Wall Street analysts.
  A small percentage of the Fund's investments are in companies whose dividend yields or assets we find attractive. We believe these companies will eventually be appreciated even in a difficult environment.
  The Fund's outperformance of the Russell 2000 Value Index over the past six months was primarily due to our investments in the materials and processing, health care and consumer discretionary sectors.
  Compared to the Russell 2000 Value Index, the Fund was significantly underweighted in the materials and processing sector. Our holdings produced a positive return while the holdings in the Index produced a negative return. The best performer in this sector was Mobile Mini, Inc., a company that leases portable storage and office units.
  The best performing sector of the Fund was health care. We were significantly overweighted in health care compared to the Index and our holdings were up a lot more than those in the Index led by a significant position in Sunrise Assisted Living, Inc., an international provider of assisted living facilities for seniors.
  Our holdings in the consumer discretionary sector are primarily business services and retail companies including carefully selected fallen angels. The Fund was significantly overweighted in this sector compared to the Index. This sector of the Fund was up while the Index's consumer discretionary sector was down. The Fund's best six month performer was athletic and outdoor shoe retailer, The Finish Line, Inc.

OUTLOOK
-------

  Our ongoing analysis of companies held by the Small Cap Value Fund leads us to believe they have outstanding long-term investment potential. We are cautiously optimistic about the Fund's prospects for the rest of 2003, although stocks may continue to struggle in the absence of an economic recovery.
  We will continue to search for opportunities to improve the Fund's long-term positioning by investing in what we consider to be quality companies at prices that leave room for appreciation.
  We believe that investing in undervalued small companies remains an excellent way to help you as you strive to achieve your long-term investment objectives.
  Thank you for investing in the Wasatch Small Cap Value Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                    1 YEAR      5 YEARS   SINCE INCEPTION**
------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND(1)     -30.06%      10.58%        13.20%
------------------------------------------------------------------------------
Russell 2000 Value Index            -23.27%       0.03%         1.98%
------------------------------------------------------------------------------
*(1)Please refer to Fund disclosures on page 20. **Inception: December 17, 1997.

The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in the Index.

                                                              Semi-Annual Report

ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------

MARCH 31, 2003

(PHOTO)
KAREY BARKER, CFA--LEAD MANAGER
AJAY KRISHNAN, CFA--CO-MANAGER

  The Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It pursues an aggressive investment strategy designed for long-term investors who can tolerate greater risks and volatility.

SIX MONTH REVIEW
----------------

  In the six months ended March 31, 2003, the Ultra Growth Fund gained 8.72% compared to a gain of 3.34% for the Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks.
  The generally strong performance of stocks in the fourth quarter of 2002 stood out in marked contrast to the declines suffered in the first quarter of 2003. In the three months ended March 31, 2003, continued economic weakness and uncertainty leading up to the start of the war with Iraq was accompanied by generally falling stock prices that caused the Fund and the Index to give back much of the ground gained in the fourth quarter, although results for the six month period remained positive.
  Stock market conditions in the first quarter were more representative of the difficult conditions of the past 12 months. During this period, the Fund lost 24.79% and the Russell 2000 Growth Index lost 31.63%. While we are pleased with the Fund's significant outperformance of this benchmark, we are disappointed to have lost money for our shareholders.
  The Fund passed the important 10-year milestone in August. This long-term track record produced positive results for shareholders. In the 10 years ended March 31st, the Fund returned an average of 11.44% annually and significantly outperformed the 2.40% average annual return of the Russell 2000 Growth Index.
  In the challenging environment of the past six months we remained focused on executing the investment strategies that created the Fund's track record. We strive to invest in fast growing companies in dynamic sectors of the economy. These types of investments usually sell at a premium. While most of our holdings did quite well in the face of difficult circumstances, a handful of large positions suffered stock price declines that constrained the Fund's performance.
  Three sectors were primarily responsible for the Fund's outperformance of the Russell 2000 Growth Index during the past six months. These were the technology, materials and processing, and producer durables sectors.
  Technology was the best performing sector in the Fund and the Index. The Fund's dramatic overweighting in technology helped performance relative to the Index even though our holdings did not perform as well as those in the Index. UTStarcom, Inc., a provider of communications equipment to operators of telecommunications networks in China, Integrated Circuit Systems, Inc., a maker of timing devices for electronic systems, and O2Micro International

Semi-Annual Report

ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------

Ltd., a maker of semiconductors that increase power efficiency in electronic devices, were the Fund's top performers.
  The performance of the Fund's materials and processing sector was driven by the upswing in technology stock prices. We were slightly overweighted in this sector compared to the Russell 2000 Growth Index and our holdings significantly outperformed led by a large position in Cabot Microelectronics Corporation, a supplier of chemicals to the semiconductor industry.
  We were underweighted in the producer durables sector compared to the Index and our holdings were up substantially more than those in the Index. Again, the best performers were holdings with ties to the technology sector.
  The heavily weighted health care sector was the worst performing sector of the Fund. We were significantly overweighted in health care compared to the Russell 2000 Growth Index. While our health care holdings did well overall, the performance of this sector was dragged down by the stock price decline of our largest holding, Accredo Health, Inc., a provider of services for individuals with chronic diseases.
  A few small positions in the Fund's financial services sector suffered stock price declines that detracted from the Fund's positive results. We were significantly underweighted in this sector compared to the Index and our holdings were down substantially more than those in the Index. AmeriCredit Corp., a sub-prime automobile lender, was primarily responsible for the loss in this sector.

OUTLOOK
-------

  While the economy and other issues may continue to weigh on stock prices throughout 2003, we believe that investing in fast growing companies at rational prices continues to be an excellent strategy with the potential to help you in your efforts to achieve long-term investment goals.
  We expect to remain heavily weighted in technology and health care as we believe these sectors continue to provide fertile ground for finding companies that have the potential to grow rapidly over the next three to five years.
  We appreciate your investment in the Ultra Growth Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                  1 YEAR   5 YEARS    10 YEARS
------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND(1)     -24.79%     7.91%      11.44%
------------------------------------------------------------------------------
Russell 2000 Growth Index        -31.63%    -9.38%       2.40%
------------------------------------------------------------------------------
Russell 2500 Growth Index        -29.28%    -5.83%       4.99%
------------------------------------------------------------------------------
*(1)Please refer to Fund disclosures on page 20.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in these indexes.

                                                              Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

MARCH 31, 2003

(PHOTO)
VAN R. HOISINGTON--LEAD MANAGER


  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

SIX MONTH REVIEW
----------------

  Positioned in long-dated U.S. Treasury securities (maturities longer than 20 years), the Fund continues to post excellent results. Ending March 31st, the Fund's one, three and five year average annual returns were 21.20%, 10.31% and 7.96%, respectively. These results outpaced the Lehman Brothers Aggregate Index's average annual returns over the same periods of 11.69%, 9.81% and 7.51%, respectively.
  The drop in Treasury yields reflected falling inflation in most sectors of the economy. The core personal consumption expenditures deflator, Fed Chairman Alan Greenspan's favorite measure of underlying inflation, rose just 1.4% in the last 12 months, one of the slowest increases since 1966. Poor domestic and global economic conditions minimized consumer inflation and caused the core inflation rate to fall.
  When inflation is moderating, our strategy is to position the Fund on the long end of the Treasury yield curve to capture capital gains possibilities. On March 31, 2003, the 30-year Treasury bond yield stood at 4.83%, down from 5.82% a year earlier. This decrease caused the prices of the long-dated Treasury bonds held by the Fund to increase. As a result, the Fund's one year return was significantly higher than the coupon (interest) of the Fund's holdings. The Lehman Brothers Aggregate Index (which has much shorter average maturities and therefore much lower interest rate risk, along with higher yielding, but riskier investments in U.S. Agency securities, corporate bonds and mortgages) posted a much lower return.
  The Fund has shown excellent returns for the past 10 years as well. For the 10 years ending March 31, 2003, the Fund, comprised of U.S. Treasury securities, had an average annual return of 7.94%, 0.71% above the Lehman Aggregate.

OUTLOOK
-------

  We believe real growth in gross domestic product (GDP) will probably range from 0% to 2% for 2003, although intermittent periods of decline may occur. Even if 2% growth is attained, the unemployment rate could reach 7% by year-end and continue moving higher in 2004.
  The ratio of private sector debt relative to GDP has advanced to an all time record. Household wealth and income stresses are severe, the corporate balance sheet is top heavy with debt, and actual profits remain depressed. Dividends of non-financial corporations continue to be high relative to their earnings. The manufacturing sector is in a serious

Semi-Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

multi-year decline and the backlog of unfilled capital goods orders has continued to erode.
  This type of economic climate is favorable for long-dated Treasury bonds. Sub-par economic growth, falling inflation, and the urgent need for household and corporate balance sheet repair suggest that long-term interest rates could work lower for several more years.
  Many reports have stated that interest rates are at record lows but this is not the case. Since 1871, the average long-term U.S. Treasury bond rate was 4.2% and 55% of the time the long Treasury bond yield averaged 3.5% or less. The lowest annual average long Treasury rates in both the 19th and 20th centuries were 2.1% and 1.8%, respectively.
  In an environment of mild and non-persistent deflation, which we believe is a distinct possibility, yields on long Treasury bonds could drop to 3.5% producing substantial capital gains.
  We continue to maintain a firm commitment to long-term Treasury bonds and zero coupon Treasuries. In the current economic environment of falling inflation and low interest rates, we believe this is the proper position for the U.S. Treasury Fund as we seek to achieve the Fund's objective of providing income and capital appreciation to shareholders over the long-term.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------

                                             1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND        21.20%     7.96%      7.94%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Index              11.69%     7.51%      7.23%
------------------------------------------------------------------------------
*Please refer to Fund disclosures on page 20.

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued. You cannot invest directly in the Index.

                                                              Semi-Annual Report

FUND DISCLOSURES
----------------

*PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. You should realize that the principal value and investment return of an investment will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. The "Average Annual Total Returns" tables on the preceding pages do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. The Advisor has absorbed, currently or in the past, certain fund expenses, without which total returns would have been lower.

(1)Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

(2)Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

(3)Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

(4)Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

      THIS MATERIAL MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS. PLEASE
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

            WASATCH FUNDS ARE DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

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


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                                                              Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                     VALUE
------------------------------------------------------------------------

            COMMON STOCKS 92.6%
            -------------------

            AEROSPACE 0.2%
    90,900  HEICO Corporation                            $     809,010
   112,622  HEICO Corporation, Class A                         795,111
                                                         -------------
                                                             1,604,121
                                                         -------------
            AIR TRANSPORT 0.6%
   157,900  Expeditors International of Washington, Inc.     5,676,505
                                                         -------------


            BANKS-OUTSIDE NEW YORK CITY 1.2%
   141,470  Commerce Bancorp, Inc.                           5,622,018
   158,650  TCF Financial Corporation                        6,352,346
                                                         -------------
                                                            11,974,364
                                                         -------------

            CHEMICALS 1.8%
   406,715  Cabot Microelectronics Corporation*             17,029,157
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 3.2%
 1,553,850  UTStarcom, Inc.*                                31,061,461
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.2%
   156,225  Macrovision Corporation*                         1,873,138
                                                         -------------

            DIVERSIFIED FINANCIAL SERVICES 0.7%
   423,850  BISYS Group, Inc. (The)*                         6,917,232
                                                         -------------

            DRUGS AND PHARMACEUTICALS 0.4%
   159,725  Priority Healthcare Corporation*                 4,256,671
                                                         -------------

            EDUCATION SERVICES 0.5%
   159,275  Bright Horizons Family Solutions, Inc.*          4,462,886
                                                         -------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 2.3%
 1,005,285  Integrated Circuit Systems, Inc.*               21,814,684
                                                         -------------

            ENTERTAINMENT 1.0%
   569,535  Movie Gallery, Inc.*                             9,921,300
                                                         -------------

            FINANCE COMPANIES 1.1%
   817,100  Saxon Capital, Inc.*                            10,875,601
                                                         -------------

            FINANCE--SMALL LOAN 1.6%
 4,671,456  AmeriCredit Corp.*                              15,415,805
                                                         -------------

            FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.4%
    71,900  Fair Isaac Corporation                           3,653,958
                                                         -------------

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

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
 OF SHARES                                                    VALUE
------------------------------------------------------------------------

            FINANCIAL-MISCELLANEOUS 3.5%
   856,727  Fidelity National Financial, Inc.            $  29,257,227
   126,700  Triad Guaranty Inc.*                             4,353,412
                                                         -------------
                                                            33,610,639
                                                         -------------

            HEALTH CARE FACILITIES 4.2%
   774,475  Renal Care Group, Inc.*                         24,148,131
   658,465  Sunrise Assisted Living, Inc.*                  15,803,160
                                                         -------------
                                                            39,951,291
                                                         -------------

            HEALTH CARE MANAGEMENT SERVICES 11.8%
   821,125  AMERIGROUP Corporation*                         24,026,118
 1,534,995  First Health Group Corp.*                       39,050,273
 3,315,231  Orthodontic Centers of America, Inc.*++         17,272,354
 1,298,200  Pediatrix Medical Group, Inc.*++                32,636,748
                                                         -------------
                                                           112,985,493
                                                         -------------

            HEALTH CARE SERVICES 9.3%
   617,725  Accredo Health, Incorporated*                   15,034,809
 1,191,725  Apria Healthcare Group Inc.*                    27,838,696
   599,649  Express Scripts, Inc.*                          33,388,456
   407,200  Lincare Holdings Inc.*                          12,496,968
                                                         -------------
                                                            88,758,929
                                                         -------------

            HOME BUILDING 2.9%
   517,725  D.R. Horton, Inc.                                9,940,320
   209,175  M.D.C. Holdings, Inc.                            8,028,137
    29,023  NVR, Inc.*                                       9,548,567
                                                         -------------
                                                            27,517,024
                                                         -------------
            INVESTMENT MANAGEMENT COMPANIES 2.4%
   702,275  Allied Capital Corporation                      14,031,454
   931,325  MCG Capital Corporation                          9,303,937
                                                         -------------
                                                            23,335,391
                                                         -------------
            LEISURE TIME 3.9%
 1,272,987  SCP Pool Corporation*++                         37,820,444
                                                         -------------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.6%
   541,513  ICU Medical, Inc.*                              14,897,564
                                                         -------------

                                                              Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
 OF SHARES                                                     VALUE
------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS 6.9%
   247,000  American Financial Realty Trust+            $    2,840,500
 1,045,025  Annaly Mortgage Management, Inc.                18,256,587
   467,925  Capital Automotive REIT                         11,670,049
   590,775  iStar Financial Inc.                            17,232,907
   773,675  Thornburg Mortgage, Inc.                        15,960,915
                                                         -------------
                                                            65,960,958
                                                         -------------

            RENTAL AND LEASING SERVICES-COMMERCIAL 3.0%
 2,983,525  United Rentals, Inc.*                           28,701,510
                                                         -------------

            RENTAL AND LEASING SERVICES-CONSUMER 8.7%
 1,524,223  Rent-A-Center, Inc.*                            83,390,240
                                                         -------------

            RETAIL 13.3%
   258,775  Christopher & Banks Corporation*                 4,580,318
   258,325  Dollar Tree Stores, Inc.*                        5,140,667
   899,825  Group 1 Automotive, Inc.*                       19,256,255
   313,395  Men's Wearhouse, Inc. (The)*                     4,688,389
   279,875  Michaels Stores, Inc.*                           6,999,674
 1,721,780  O'Reilly Automotive, Inc.*                      46,660,238
 2,041,470  Sonic Automotive, Inc.*++                       30,009,609
13,076,000  Texwinca Holdings Limited                        9,639,627
                                                         -------------
                                                           126,974,777
                                                         -------------

            SERVICES-COMMERCIAL 5.5%
 4,084,675  Copart, Inc.*                                   31,370,304
   171,000  Pre-Paid Legal Services, Inc.*                   2,954,880
 1,021,995  West Corporation*                               18,079,092
                                                         -------------
                                                            52,404,276
                                                         -------------

            UTILITIES-TELECOMMUNICATIONS 0.4%
   299,250  Nextel Communications, Inc., Class A*            4,006,957
                                                         -------------

            TOTAL COMMON STOCKS (COST $999,421,410)        886,852,376
                                                         -------------

            WARRANTS 0.0%
            -------------
    13,909  American Bank Note Holographics, Inc.*                 139
                                                         -------------
            TOTAL WARRANTS (COST $0)                               139
                                                         -------------

Semi-Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2003 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                       VALUE
------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 7.4%
            ---------------------------
            (Variable Rate Demand Deposits)

$71,253,100 UMB Bank Money Market Fiduciary                $71,253,100
                                                         -------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $71,253,100)                              71,253,100
                                                         -------------

            TOTAL INVESTMENTS
            (COST $1,070,674,510) 100.0%                   958,105,615

            OTHER ASSETS LESS LIABILITIES 0.0%                  43,696
                                                         -------------

            NET ASSETS 100.0%                             $958,149,311
                                                         =============

         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

        ++Affiliated company (see Note 9).

         See notes to financial statements.

                                                              Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
 OF SHARES                                                     VALUE
------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS 93.8%
            ---------------------------------

            Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.9%
    19,025  Diversa Corporation*                              $178,074
    49,300  QIAGEN N.V.* (Netherlands)                         288,405
    14,600  Taro Pharmaceutical Industries Ltd.* (Israel)      558,888
                                                         -------------
                                                             1,025,367
                                                         -------------

            CHEMICALS 5.1%
    31,775  Cabot Microelectronics Corporation*              1,330,419
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 12.1%
    84,000  Metro-Optix, Inc., Series C*+                          580
   180,750  Sirenza Microdevices, Inc.*                        278,355
   143,700  UTStarcom, Inc.* (China)                         2,872,563
                                                         -------------
                                                             3,151,498
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 15.8%
     7,225  Cognizant Technology Solutions
                  Corporation* (India)                         486,604
    52,467  EPIQ Systems, Inc.*                              1,007,366
    38,625  Magma Design Automation, Inc.*                     299,344
    15,650  Manhattan Associates, Inc.*                        274,345
   100,420  Nassda Corporation*                                662,772
    51,925  OPNET Technologies, Inc.*                          284,030
    58,425  PDF Solutions, Inc.*                               370,999
    45,978  PEC Solutions, Inc.*                               534,724
     4,800  QLogic Corporation*                                178,272
                                                         -------------
                                                             4,098,456
                                                         -------------

            COMPUTER TECHNOLOGY 2.4%
    68,000  Verisity Ltd.* (Israel)                            628,320
                                                         -------------

Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
  OF SHARES                                                    VALUE
------------------------------------------------------------------------

            DRUGS AND PHARMACEUTICALS 5.3%
    24,075  Atrix Laboratories, Inc.*                      $   338,254
     7,050  Axcan Pharma Inc.* (Canada)                         73,038
     8,150  Connetics Corporation*                             136,512
     7,000  Northwest Biotherapeutics, Inc.*                       595
    16,075  Priority Healthcare Corporation*                   428,399
    21,650  Shire Pharmaceuticals Group Plc
                 ADR* (United Kingdom)                         401,174
                                                         -------------
                                                             1,377,972
                                                         -------------

            ELECTRICAL AND ELECTRONICS 1.1%
    18,475  Plexus Corp.*                                      169,046
     6,100  Power Integrations, Inc.*                          126,453
                                                         -------------
                                                               295,499
                                                         -------------

            ELECTRICAL EQUIPMENT AND COMPONENTS 1.0%
    28,525  Flextronics International Ltd.* (Singapore)        248,738
                                                         -------------

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.0%
    11,200  Tandberg ASA* (Norway)                              28,244
    31,000  Venture Corporation Limited (Singapore)            245,864
                                                         -------------
                                                               274,108
                                                         -------------
            ELECTRONICS 1.9%
   124,200  Sanmina-SCI Corporation*                           501,768
                                                         -------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 13.9%
     5,125  Genesis Microchip Incorporated*                     63,960
    31,000  Genus, Inc.*                                        49,600
    22,025  Integrated Circuit Systems, Inc.*                  477,942
     6,350  Jabil Circuit, Inc.*                               111,125
    45,350  LogicVision, Inc.*                                  71,653
    51,500  Micrel, Incorporated*                              474,830
   134,300  Monolithic System Technology, Inc.*                945,472
   102,300  O2Micro International Limited* (Cayman Islands)  1,100,748
    16,225  Pixelworks, Inc.*                                   89,238
    20,100  PSi Technologies Holdings, Inc. ADR* (Philippines)  21,105
    42,750  SiRF Technology Holdings, Inc., Series H*+         222,300
                                                         -------------
                                                             3,627,973
                                                         -------------

            HEALTH CARE EQUIPMENT AND SUPPLIES 0.1%
     2,775  Given Imaging Ltd.* (Israel)                        24,143
                                                         -------------

                                                              Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
  OF SHARES                                                   VALUE
------------------------------------------------------------------------

            HEALTH CARE FACILITIES 1.7%
    23,350  American Healthways, Inc.*                     $   443,650
                                                         -------------

            HEALTH CARE SERVICES 9.1%
    85,418  Accredo Health, Incorporated*++                  2,078,989
     4,975  Express Scripts, Inc.*                             277,008
                                                         -------------
                                                             2,355,997
                                                         -------------

            MACHINERY-SPECIALTY 0.3%
    10,450  ASML Holding N.V.* (Netherlands)                    68,656
                                                         -------------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 3.2%
    15,755  American Medical Systems Holdings, Inc.*           227,660
     6,900  Biosite Incorporated*                              265,029
     3,400  Cyberonics, Inc.*                                   72,726
    12,925  Techne Corporation*                                267,160
                                                         -------------
                                                               832,575
                                                         -------------

            MISCELLANEOUS MATERIALS AND COMMODITIES 3.3%
    57,025  Symyx Technologies, Inc.*                          855,945
                                                         -------------

            MISCELLANEOUS TECHNOLOGY 0.3%
     6,600  RADWARE Ltd.* (Israel)                              66,990
                                                         -------------
            PRODUCTION TECHNOLOGY EQUIPMENT 2.8%
    49,800  Rudolph Technologies, Inc.*                        719,610
                                                         -------------

            SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.0%
    12,525  Biacore International AB ADR* (Sweden)             265,530
                                                         -------------

            SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.9%
     8,525  SEZ Holding AG* (Switzerland)                       47,309
    44,575  Taiwan Semiconductor Manufacturing
                 Company Ltd. ADR* (Taiwan)                    304,893
    46,700  United Microelectronics Corporation ADR* (Taiwan)  140,567
                                                         -------------
                                                               492,769
                                                         -------------

            SERVICES-COMMERCIAL 4.6%
    72,750  Management Network Group, Inc. (The)*               99,667
   188,551  Wireless Facilities, Inc.*                       1,087,939
                                                         -------------
                                                             1,187,606
                                                         -------------

            SOFTWARE 1.5%
    44,250  Riverdeep Group Plc ADR* (Ireland)                 394,020
                                                         -------------

Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT 0.5%
    16,475  Polycom, Inc.*                               $     133,118
                                                         -------------

            TOTAL COMMON AND
                 PREFERRED STOCKS (COST $31,849,905)        24,400,727
                                                         -------------

            WARRANTS 0.0%
            -------------
 1,777,194  Metro-Optix, Inc.*+                                      -
     4,275  SiRF Technology Holdings, Inc.*+                         -
                                                         -------------
            TOTAL WARRANTS (COST $0)                                 -
                                                         -------------

 PRINCIPAL
    AMOUNT                                                       VALUE
------------------------------------------------------------------------

            CORPORATE BONDS 0.0%
            --------------------

   $30,000  Metro-Optix, Inc., Secured Note 7.00%,
                   Due 7/30/03+                                      -
                                                         -------------
            TOTAL CORPORATE BONDS (COST $30,000)                     -
                                                         -------------
            SHORT-TERM INVESTMENTS 6.5%
            ---------------------------
            (Variable Rate Demand Deposits)

 1,687,196  UMB Bank Money Market Fiduciary      $           1,687,196
                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS (COST $1,687,196)   1,687,196
                                                         -------------

            TOTAL INVESTMENTS (COST $33,567,101) 100.3%     26,087,923

            LIABILITIES LESS OTHER ASSETS (0.3)%              (88,615)
                                                         -------------

            NET ASSETS 100.0%                              $25,999,308
                                                         =============

                                                              Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
 OF SHARES                                                      VALUE
-------------------------------------------------------------------------

            SECURITIES SOLD SHORT
     2,800  NetScreen Technologies, Inc.*                      $46,984
                                                         -------------

            TOTAL SECURITIES SOLD SHORT
                   (PROCEEDS $49,558)                          $46,984
                                                         =============
         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

        ++All or a portion of this security has been committed as collateral for open short positions.

         See notes to financial statements.

        At March 31, 2003, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

         COUNTRY                                    %
        -------------------------------------------
         Canada                                  0.3
         Cayman Islands                          4.5
         China                                  11.8
         India                                   2.0
         Ireland                                 1.6
         Israel                                  5.2
         Netherlands                             1.5
         Norway                                  0.1
         Philippines                             0.1
         Singapore                               2.0
         Sweden                                  1.1
         Switzerland                             0.2
         Taiwan                                  1.8
         United Kingdom                          1.6
         United States                          66.2
                                             -------
         TOTAL                                 100.0%
                                             -------

Semi-Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
  OF SHARES                                                    VALUE
------------------------------------------------------------------------

            COMMON STOCKS 84.6%
            -------------------

            AIRLINES 2.2%
    33,350  WestJet Airlines Ltd.* (Canada)                   $355,969
                                                         -------------

            AUTOMOBILES 1.4%
     4,600  USS Co., Ltd. (Japan)                              226,547
                                                         -------------

            BEVERAGES 2.0%
    10,690  Baron de Ley SA* (Spain)                           323,126
                                                         -------------

            BIOTECHNOLOGY 1.8%
    43,970  PowderJect Pharmaceuticals Plc*
                  (United Kingdom)                             290,145
                                                         -------------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.9%
    31,800  QIAGEN N.V.* (Netherlands)                         186,030
     7,100  Taro Pharmaceutical Industries Ltd.* (Israel)      271,788
                                                         -------------
                                                               457,818
                                                         -------------

            BUILDING PRODUCTS 3.1%
    23,095  Munters AB (Sweden)                                484,840
                                                         -------------

            COMMERCIAL SERVICES AND SUPPLIES 2.3%
     3,000  Fugro N.V. (Netherlands)                           113,400
   135,120  Serco Group Plc (United Kingdom)                   246,663
                                                         -------------
                                                               360,063
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 2.1%
    16,750  UTStarcom, Inc.* (China)                           334,832
                                                         -------------

            COMPUTERS & PERIPHERALS 1.1%
     6,000  Logitech International SA (Switzerland)            176,471
                                                         -------------

            CONSTRUCTION MATERIALS 1.0%
   129,215  Aggregate Industries Plc (United Kingdom)          151,129
                                                         -------------

            DIVERSIFIED FINANCIALS 2.4%
   110,330  Egg Plc* (United Kingdom)                          146,479
     9,300  Perpetual Trustees Australia Limited (Australia)   160,789
     7,500  Van der Moolen Holding N.V. (Netherlands)           75,295
                                                         -------------
                                                               382,563
                                                         -------------
            ELECTRICAL EQUIPMENT 2.1%
   304,000  Techtronic Industries Company Limited
                  (Hong Kong)                                  331,308
                                                         -------------

                                                              Semi-Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 2.9%
    56,540  Tandberg ASA* (Norway)                         $   142,583
    39,280  Venture Corporation Limited (Singapore)            311,534
                                                         -------------
                                                               454,117
                                                         -------------

            FINANCIAL-MISCELLANEOUS 2.2%
    35,000  Home Capital Group Inc., Class B (Canada)          345,027
                                                         -------------

            FOOD PRODUCTS 1.0%
    26,000  Cranswick Plc (United Kingdom)                     164,169
                                                         -------------

            HEALTH CARE EQUIPMENT AND SUPPLIES 7.1%
    37,500  Elekta AB, Class B (Sweden)                        391,413
    22,840  Given Imaging Ltd.* (Israel)                       198,708
     5,925  Nobel Biocare Holding AG (Switzerland)             313,457
    15,000  TERUMO CORPORATION (Japan)                         216,183
                                                         -------------
                                                             1,119,761
                                                         -------------

            HEALTH CARE PROVIDERS AND SERVICES 1.6%
    12,000  Generale de Sante* (France)                        111,043
    11,400  MEDIDEP SA (France)                                143,060
                                                         -------------
                                                               254,103
                                                         -------------

            HOTELS, RESTAURANTS AND LEISURE 1.0%
     7,425  Fairmont Hotels & Resorts Inc. (Canada)            160,978
                                                         -------------

            HOUSEHOLD DURABLES 4.9%
    11,000  CITIZEN ELECTRONICS COMPANY, LTD.
                 (Japan)                                       435,993
    12,475  Dorel Industries Inc., Class B* (Canada)           338,824
                                                         -------------
                                                               774,817
                                                         -------------

            HOUSEHOLD PRODUCTS 1.9%
     9,620  KOSE Corporation (Japan)                           298,546
                                                         -------------

            LEISURE EQUIPMENT AND PRODUCTS 3.3%
     6,500  Bloomsbury Publishing Plc (United Kingdom)          76,794
    15,100  Zapf Creation AG (Germany)                         446,541
                                                         -------------
                                                               523,335
                                                         -------------

            MACHINERY 3.1%
     6,900  IHC Caland N.V. (Netherlands)                      294,251
    14,100  Singulus Technologies AG* (Germany)                201,407
                                                         -------------
                                                               495,658
                                                         -------------

Semi-Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

   NUMBER
  OF SHARES                                                     VALUE
------------------------------------------------------------------------

            MEDIA 5.2%
    36,750  Alliance Atlantis Communications Inc.,
                 Class B* (Canada)                            $306,812
    69,775  HIT Entertainment Plc (United Kingdom)             211,189
     6,100  TOEI ANIMATION CO., LTD. (Japan)                   308,652
                                                         -------------
                                                               826,653
                                                         -------------

            OIL AND GAS 5.3%
    75,720  Cairn Energy Plc* (United Kingdom)                 362,025
    93,350  SOCO International Plc* (United Kingdom)           485,414
                                                               847,439

            PERSONAL PRODUCTS 1.5%
    15,500  Mega Bloks* (Canada)                               231,831
                                                         -------------
            PHARMACEUTICALS 5.8%
     1,800  Actelion Ltd.* (Switzerland)                        84,906
    13,650  Angiotech Pharmaceuticals, Inc.* (Canada)          272,555
     4,150  Dr. Reddy's Laboratories Limited ADR (India)        80,676
    20,400  Patheon, Inc.* (Canada)                            177,524
     3,200  Stada Arzneimittel AG (Germany)                    150,153
    11,000  United Drug Plc (Ireland)                          152,126
                                                         -------------
                                                               917,940
                                                         -------------

            REAL ESTATE 1.4%
     3,375  Unibail (Union du Credit-Bail Immobilier)
                   (France)                                    215,817
                                                         -------------

            SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.3%
     9,500  Biacore International AB ADR* (Sweden)             201,400
                                                         -------------

            SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.3%
     8,195  SEZ Holding AG* (Switzerland)                       45,477
                                                         -------------

            SOFTWARE 0.5%
    31,000  Autonomy Corporation Plc* (United Kingdom)          77,659
                                                         -------------

            SPECIALTY RETAIL 2.2%
    27,450  Carpetright Plc (United Kingdom)                   259,228
     3,655  Rodriguez Group (France)                            91,335
                                                         -------------
                                                               350,563
                                                         -------------

                                                              Semi-Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                      VALUE
------------------------------------------------------------------------

            TEXTILES, APPAREL AND LUXURY GOODS 7.1%
   182,000  Esprit Holdings Limited (Hong Kong)          $     344,193
 1,011,000  Linmark Group Limited (Hong Kong)                  217,771
     6,100  Puma AG Rudolf Dassler Sport (Germany)             493,911
     2,700  Tod's S.P.A.* (Italy)                               67,176
                                                         -------------
                                                             1,123,051
                                                         -------------

            WIRELESS TELECOMMUNICATION SERVICES 0.6%
     3,100  Mobistar SA* (Belgium)                              88,054
                                                         -------------

            TOTAL COMMON STOCKS (COST $14,320,646)          13,391,206
                                                         -------------

 PRINCIPAL
    AMOUNT                                                     VALUE
------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 15.6%
            ----------------------------
            (Variable Rate Demand Deposits)

$2,474,123  UMB Bank Money Market Fiduciary              $   2,474,123
                                                         -------------

            TOTAL SHORT-TERM INVESTMENTS (COST $2,474,123)   2,474,123
                                                         -------------

            TOTAL INVESTMENTS (COST $16,794,769) 100.2%     15,865,329

            LIABILITIES LESS OTHER ASSETS (0.2%)              (26,084)
                                                         -------------

            NET ASSETS 100.0%                              $15,839,245
                                                         =============


            *Non-income producing
            See notes to financial statements.

Semi-Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS
-------------------------------------------------
MARCH 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------


         At March 31, 2003, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

         COUNTRY                                     %
         ---------------------------------------------
         Australia                               1.2
         Belgium                                 0.7
         Canada                                 16.4
         China                                   2.5
         France                                  4.2
         Germany                                 9.6
         Hong Kong                               6.7
         India                                   0.6
         Ireland                                 1.1
         Israel                                  3.5
         Italy                                   0.5
         Japan                                  11.1
         Netherlands                             5.0
         Norway                                  1.1
         Singapore                               2.3
         Spain                                   2.4
         Sweden                                  8.0
         Switzerland                             4.6
         United Kingdom                         18.5
                                               -----
         TOTAL                                 100.0%
                                               -----
                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS 97.6%
            ---------------------------------

            AUTO PARTS-AFTER MARKET 0.4%
    84,300  Keystone Automotive Industries, Inc.*           $1,493,796
                                                         -------------

            BANKS-OUTSIDE NEW YORK CITY 0.8%
   140,425  First State Bancorporation                       3,003,691
                                                         -------------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.4%
    32,000  Taro Pharmaceutical Industries Ltd.*             1,224,960
    74,600  United-Guardian, Inc.                              313,320
                                                         -------------
                                                             1,538,280
                                                         -------------

            CHEMICALS 4.0%
   336,400  Cabot Microelectronics Corporation*             14,085,068
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 0.4%
   131,100  FARGO Electronics*                               1,337,220
    95,930  Metro-Optix, Inc., Series B*+                          662
                                                         -------------
                                                             1,337,882
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 3.0%
    37,100  IMPAC Medical Systems, Inc.*                       826,588
   106,325  Macrovision Corporation*                         1,274,836
    25,000  Manhattan Associates, Inc.*                        438,250
   216,725  Moldflow Corporation*                            1,430,385
   748,288  Nassda Corporation*                              4,938,701
   207,650  OPNET Technologies, Inc.*                        1,135,845
    32,225  PEC Solutions, Inc.*                               374,777
     9,825  Quality Systems, Inc.*                             250,636
                                                         -------------
                                                            10,670,018
                                                         -------------

            COMPUTER TECHNOLOGY 1.5%
   281,325  Qualstar Corporation*                            1,125,300
   440,825  Verisity Ltd.*                                   4,073,223
                                                         -------------
                                                             5,198,523
                                                         -------------

            CONTAINERS AND PACKAGING-METAL AND GLASS 0.2%
    47,475  Mobile Mini, Inc.*                                 758,650
                                                         -------------

Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                      VALUE
------------------------------------------------------------------------

            DRUGS AND PHARMACEUTICALS 1.7%
   382,925  Bradley Pharmaceuticals, Inc.*                $  5,161,829
    47,150  Paladin Labs, Inc.*                                135,589
   105,500  Salix Pharmaceuticals, Ltd.*                       714,235
                                                         -------------
                                                             6,011,653
                                                         -------------

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.2%
    64,475  BW Technologies Ltd.*                              876,647
                                                         -------------

            ELECTRONICS 0.9%
   220,475  Supertex, Inc.*                                  3,031,531
                                                         -------------

            ELECTRONICS-INSTRUMENTS, GAUGES AND METERS 0.7%
   589,900  Computer Access Technology Corporation*          1,238,790
   433,050  inTEST Corporation*++                            1,346,786
                                                         -------------
                                                             2,585,576
                                                         -------------

            ELECTRONICS-MEDICAL SYSTEMS 2.3%
   715,300  Endocardial Solutions, Inc.*                     1,981,381
   711,550  IRIDEX Corporation*++                            2,611,388
   171,950  Possis Medical, Inc.*                            2,778,712
    86,525  PracticeWorks, Inc.*                               888,612
                                                         -------------
                                                             8,260,093
                                                         -------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 14.5%
   232,350  Advanced Power Technology, Inc.*                   710,991
   459,350  Excel Technology, Inc.*                          9,338,585
    10,000  Genesis Microchip Incorporated*                    124,800
   792,825  Genus, Inc.*                                     1,268,520
   292,675  Integrated Circuit Systems, Inc.*                6,351,048
   518,450  LogicVision, Inc.*                                 819,151
   853,950  Micrel, Incorporated*                            7,873,419
   937,550  Monolithic System Technology, Inc.*              6,600,352
    74,925  Nova Measuring Instruments Ltd.*                   166,333
 1,409,825  O2Micro International Limited*                  15,169,717
    40,525  Pericom Semiconductor Corporation*                 315,285
   221,450  Pixelworks, Inc.*                                1,217,975
   147,500  PLX Technology, Inc.*                              351,050
 1,021,975  PSi Technologies Holdings, Inc. ADR*++           1,073,074
                                                         -------------
                                                            51,380,300
                                                         -------------

            FINANCE COMPANIES 1.4%
   547,000  World Acceptance Corporation*                    4,923,000
                                                         -------------

                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                      VALUE
------------------------------------------------------------------------

            FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.1%
   133,525  Atlantic Data Services, Inc.*                $     340,489
                                                         -------------

            FINANCIAL INFORMATION SERVICES 1.1%
   117,675  FactSet Research Systems Inc.                    3,818,554
                                                         -------------

            FINANCIAL-MISCELLANEOUS 0.6%
   205,925  Home Capital Group Inc., Class B                 2,029,928
                                                         -------------

            HEALTH CARE FACILITIES 3.0%
   541,300  American Healthways, Inc.*                      10,284,700
    34,287  National Home Health Care Corp.*                   310,298
                                                         -------------
                                                            10,594,998
                                                         -------------

            HEALTH CARE MANAGEMENT SERVICES 11.3%
    68,675  AMERIGROUP Corporation*                          2,009,430
   616,625  AmSurg Corp.*                                   15,538,950
    72,600  Centene Corporation*                             2,120,646
   545,163  CorVel Corp.*++                                 17,761,411
   129,457  Orthodontic Centers of America, Inc.*              674,471
   494,239  VitalWorks Inc.*                                 1,897,878
                                                         -------------
                                                            40,002,786
                                                         -------------

            HEALTH CARE SERVICES 3.6%
   231,525  Accredo Health, Incorporated*                    5,635,087
   252,575  Covalent Group, Inc.*                              462,212
   277,650  Odyssey Healthcare, Inc.*                        6,599,740
                                                         -------------
                                                            12,697,039
                                                         -------------

            HOME BUILDING 0.3%
    28,400  Meritage Corporation*                              952,252
                                                         -------------

            JEWELRY, WATCHES AND GEMSTONES 0.5%
   179,175  Friedman's, Inc.                                 1,720,080
                                                         -------------

            LEISURE TIME 1.3%
   153,150  SCP Pool Corporation*                            4,550,086
                                                         -------------

            MACHINERY-OIL WELL EQUIPMENT AND SERVICES 0.8%
   165,200  Gulf Island Fabrication, Inc.*                   2,887,696
                                                         -------------

Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                       VALUE
------------------------------------------------------------------------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 10.4%
   146,700  American Medical Systems Holdings, Inc.*        $2,119,815
   207,450  Biosite Incorporated*                            7,968,154
    71,750  Cyberonics, Inc.*                                1,534,732
   212,525  Encision, Inc.*                                    563,191
   547,405  ICU Medical, Inc.*                              15,059,659
    51,700  Kyphon Inc.*                                       453,978
   399,925  Molecular Devices Corporation*                   4,839,092
   201,950  Young Innovations, Inc.*                         4,444,919
                                                         -------------
                                                            36,983,540
                                                         -------------

            MEDICAL SERVICES 2.9%
   270,300  Exactech, Inc.*                                  3,051,687
   283,575  RehabCare Group, Inc.*                           5,061,814
   209,112  U.S. Physical Therapy, Inc.*                     2,325,325
                                                         -------------
                                                            10,438,826
                                                         -------------

            MISCELLANEOUS MATERIALS AND COMMODITIES 1.3%
   299,825  Symyx Technologies, Inc.*                        4,500,373
                                                         -------------

            PRODUCTION TECHNOLOGY EQUIPMENT 1.8%
    81,425  August Technology Corp.*                           319,186
   917,675  Nanometrics Incorporated*++                      3,578,933
   162,900  Rudolph Technologies, Inc.*                      2,353,905
                                                         -------------
                                                             6,252,024
                                                         -------------

            RENTAL AND LEASING SERVICES-CONSUMER 0.6%
   390,000  Rainbow Rentals, Inc.*++                         2,012,400
                                                         -------------

            RESTAURANTS 0.1%
    29,550  Red Robin Gourmet Burgers*                         392,720
                                                         -------------

                                                              Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                      VALUE
------------------------------------------------------------------------

            RETAIL 13.3%
   245,282  99 Cents Only Stores*                         $  6,254,691
   187,325  A.C. Moore Arts & Crafts, Inc.*                  2,590,705
   822,700  Big 5 Sporting Goods Corporation*                9,074,381
   130,575  Cato Corporation (The), Class A                  2,486,148
   133,874  Chico's FAS, Inc.*                               2,677,480
    98,738  Christopher & Banks Corporation*                 1,747,663
   176,800  Dollar Tree Stores, Inc.*                        3,518,320
   139,550  Global Imaging Systems, Inc.*                    2,581,675
   179,250  Guitar Center, Inc.*                             3,651,323
    33,400  Hibbett Sporting Goods, Inc.*                      826,015
    82,625  Lithia Motors, Inc., Class A*                    1,016,288
   338,625  O'Reilly Automotive, Inc.*                       9,176,738
    85,850  Too Inc.*                                        1,425,969
                                                         -------------
                                                            47,027,396
                                                         -------------

            SAVINGS AND LOANS 0.3%
    25,900  Great Southern Bancorp, Inc.                       958,300
                                                         -------------

            SECURITIES BROKERAGE AND SERVICES 0.6%
    99,225  Portfolio Recovery Associates, Inc.*             2,258,361
                                                         -------------

            SERVICES-COMMERCIAL 5.9%
    41,700  AMN Healthcare Services, Inc.*                     457,866
   374,775  Charles River Associates Incorporated*           6,408,652
   492,800  Resources Connection, Inc.*                     10,486,784
    37,603  StarTek, Inc.*                                     859,229
   135,675  West Corporation*                                2,400,091
    27,500  Wireless Facilities, Inc.*                         158,675
                                                         -------------
                                                            20,771,297
                                                         -------------

            SHOES 1.5%
   141,325  Finish Line, Inc., Class A (The)*                2,119,875
   282,975  Maxwell Shoe Company Inc., Class A*              3,155,171
                                                         -------------
                                                            5,275,046
                                                         -------------

            TRUCKERS 3.9%
   383,200  Knight Transportation, Inc.*                     7,545,208
   143,100  P.A.M. Transportation Services, Inc.*            3,131,028
   416,700  USA Truck, Inc.*                                 2,971,071
                                                         -------------
                                                            13,647,307
                                                         -------------

Semi-Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                     VALUE
------------------------------------------------------------------------

            TOTAL COMMON AND
                 PREFERRED STOCKS (COST $312,542,780)     $345,266,206
                                                         -------------

 PRINCIPAL
  AMOUNT                                                        VALUE
------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 1.4%
            -------------------------------
            (Variable Rate Demand Deposits)

$4,895,234  UMB Bank Money Market Fiduciary                 $4,895,234
                                                         -------------

            TOTAL SHORT-TERM INVESTMENTS (COST $4,895,234)   4,895,234
                                                         -------------

            TOTAL INVESTMENTS (COST $317,438,014) 99.0%    350,161,440

            OTHER ASSETS LESS LIABILITIES 1.0%               3,652,502
                                                         -------------

            NET ASSETS 100.0%                             $353,813,942
                                                         =============

         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

        ++Affiliated company (see Note 9).

         See notes to financial statements.

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                       VALUE
------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS 89.8%
            ---------------------------------

            AIRLINES 1.0%
   719,500  WestJet Airlines Ltd.*                          $7,679,519
                                                         -------------

            AIR TRANSPORT 1.0%
   219,655  Expeditors International of Washington, Inc.     7,896,597
                                                         -------------

            BANKS-OUTSIDE NEW YORK CITY 2.1%
   202,050  Doral Financial Corp.                            7,142,467
   213,500  Prosperity Bancshares, Inc.                      3,539,830
   145,550  TCF Financial Corporation                        5,827,822
                                                         -------------
                                                            16,510,119
                                                         -------------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 4.9%
   273,075  Charles River Laboratories International, Inc.*  6,968,874
   605,350  Myriad Genetics, Inc.*                           6,107,982
 1,523,450  QIAGEN N.V.*                                     8,912,182
   417,700  Taro Pharmaceuticals Industries Ltd.*           15,989,556
                                                         -------------
                                                            37,978,594
                                                         -------------

            CHEMICALS 2.5%
   466,800  Cabot Microelectronics Corporation*             19,544,916
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 2.1%
   305,350  Metro-Optix, Inc., Series B*+                        2,107
 1,429,848  Metro-Optix, Inc., Series C*+                        9,866
   828,275  UTStarcom, Inc.*                                16,557,217
                                                         -------------
                                                            16,569,190
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.1%
   103,625  Cognizant Technology Solutions Corp.*            6,979,144
   553,725  Macrovision Corporation*                         6,639,163
   486,777  Magma Design Automation, Inc.*                   3,772,522
   281,225  Manhattan Associates, Inc.*                      4,929,874
   851,575  Nassda Corporation*                              5,620,395
   363,223  PEC Solutions, Inc.*                             4,224,283
                                                         -------------
                                                           32,165,381
                                                         -------------

            COMPUTER TECHNOLOGY 1.1%
   947,175  Verisity Ltd.*                                   8,751,897
                                                         -------------

Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                      VALUE
------------------------------------------------------------------------

            DRUGS AND PHARMACEUTICALS 5.1%
   863,450  ILEX Oncology, Inc.*                          $  7,995,547
   191,800  Inveresk Research Group, Inc.*                   2,790,690
   153,525  Medicis Pharmaceutical Corporation, Class A*     8,534,455
   599,555  Priority Healthcare Corporation*                15,978,141
   646,850  Salix Pharmaceuticals, Ltd.*                     4,379,174
                                                         -------------
                                                            39,678,007
                                                         -------------

            EDUCATION SERVICES 0.3%
   142,150  Renaissance Learning, Inc.*                      2,506,105
                                                         -------------

            ELECTRONICS 1.0%
   429,025  Semtech Corporation*                             7,454,179
                                                         -------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 7.3%
   335,025  Cree, Inc.*                                      6,204,663
   634,380  Integrated Circuit Systems, Inc.*               13,766,046
 1,660,100  Micrel, Incorporated*                           15,306,122
   481,400  Monolithic System Technology, Inc.*              3,389,056
 1,480,700  O2Micro International Limited*                  15,932,332
   402,480  SiRF Technology Holdings, Inc., Series H*+       2,092,896
                                                         -------------
                                                            56,691,115
                                                         -------------

            ENTERTAINMENT 0.9%
   412,900  Movie Gallery, Inc.*                             7,192,718
                                                         -------------

            FINANCIAL INFORMATION SERVICES 2.4%
   579,850  FactSet Research Systems Inc.                   18,816,133
                                                         -------------

            HEALTH CARE FACILITIES 1.3%
   319,350  American Healthways, Inc.*                       6,067,650
   143,675  Pharmaceutical Product Development, Inc.*        3,857,817
                                                         -------------
                                                             9,925,467
                                                         -------------

            HEALTH CARE MANAGEMENT SERVICES 6.1%
   439,000  AMERIGROUP Corporation*                         12,845,140
   944,800  AmSurg Corp.*                                   23,808,960
   997,900  Orthodontic Centers of America, Inc.*            5,199,059
   207,875  Pediatrix Medical Group, Inc.*                   5,225,978
                                                         -------------
                                                            47,079,137
                                                         -------------

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                     VALUE
------------------------------------------------------------------------

            HEALTH CARE SERVICES 10.0%
 1,004,275  Accredo Health, Incorporated*                  $24,443,049
   402,025  Express Scripts, Inc.*                          22,384,752
   504,000  Lincare Holdings Inc.*                          15,467,760
   631,762  Odyssey Healthcare, Inc.*                       15,016,983
                                                         -------------
                                                            77,312,544
                                                         -------------

            HOME BUILDING 3.0%
   179,025  Meritage Corporation*                            6,002,708
    39,635  NVR, Inc.*                                      13,039,915
   217,400  Toll Brothers, Inc.*                             4,195,820
                                                         -------------
                                                            23,238,443
                                                         -------------

            INVESTMENT MANAGEMENT COMPANIES 0.1%
     9,600  Chicago Mercantile Exchange (The)                  462,240
                                                         -------------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 4.6%
   272,176  American Medical Systems Holdings, Inc.*         3,932,943
   578,115  ICU Medical, Inc.*                              15,904,522
   773,413  Techne Corporation*                             15,986,447
                                                         -------------
                                                            35,823,912
                                                         -------------

            MEDICAL SERVICES 0.6%
   264,300  RehabCare Group, Inc.*                           4,717,755
                                                         -------------

            MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
   421,939  Symyx Technologies, Inc.*                        6,333,304
                                                         -------------

            PUBLISHING-MISCELLANEOUS 0.5%
   240,475  Information Holdings Inc.*                       3,871,648
                                                         -------------

            REAL ESTATE INVESTMENT TRUSTS 1.2%
   384,550  Capital Automotive REIT                          9,590,677
                                                         -------------

            RENTAL AND LEASING SERVICES-CONSUMER 0.8%
   107,525  Rent-A-Center, Inc.*                             5,882,693
                                                         -------------

Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                      VALUE
------------------------------------------------------------------------

            RETAIL 13.3%
   429,239  99 Cents Only Stores*                       $   10,945,594
   633,423  Chico's FAS, Inc.*                              12,668,460
   775,825  Christopher & Banks Corporation*                13,732,103
   788,878  Dollar Tree Stores, Inc.*                       15,698,672
    75,950  Fred's, Inc.                                     2,115,207
   351,394  Hibbett Sporting Goods, Inc.*                    8,690,325
 1,451,493  O'Reilly Automotive, Inc.*                      39,335,460
                                                         -------------
                                                           103,185,821
                                                         -------------

            SAVINGS AND LOANS 0.6%
   193,743  Harbor Florida Bancshares, Inc.                  4,525,836
                                                         -------------

            SERVICES-COMMERCIAL 6.1%
   415,019  Charles River Associates Incorporated*           7,096,825
   945,000  Copart, Inc.*                                    7,257,600
   215,087  FTI Consulting, Inc.*                            9,941,321
   536,080  Resources Connection, Inc.*                     11,407,782
   674,625  West Corporation*                               11,934,116
                                                         -------------
                                                            47,637,644
                                                         -------------

            TELECOMMUNICATIONS EQUIPMENT 0.6%
   603,075  Polycom, Inc.*                                   4,872,846
                                                         -------------

            TRANSPORTATION-MISCELLANEOUS 0.8%
   190,725  C.H. Robinson Worldwide, Inc.                    6,236,708
                                                         -------------

            TRUCKERS 1.8%
   692,737  Knight Transportation, Inc.*                    13,639,992
                                                         -------------

            UTILITIES-CABLE TV AND RADIO 0.9%
   788,467  Mediacom Communications Corporation*             6,938,510
                                                         -------------

            UTILITIES-TELECOMMUNICATIONS 0.9%
 1,018,725  Nextel Partners, Inc., Class A*                  5,134,374
   950,450  Triton PCS Holdings, Inc.*                       2,090,990
                                                         -------------
                                                             7,225,364
                                                         -------------
            TOTAL COMMON AND
                 PREFERRED STOCKS (COST $727,491,579)      697,935,011
                                                         -------------

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
 OF SHARES                                                       VALUE
------------------------------------------------------------------------

            WARRANTS 0.0%
            -------------
     6,240  American Bank Note Holographics, Inc.*                 $62
    40,248  SiRF Technology Holdings, Inc.*+                         -
                                                         -------------
            TOTAL WARRANTS (COST $0)                                62
                                                         -------------


 PRINCIPAL
   AMOUNT                                                        VALUE
------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 9.9%
            ---------------------------
            (Variable Rate Demand Deposits)

$76,688,668 UMB Bank Money Market Fiduciary              $  76,688,668
                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
                   (COST $76,688,668)                       76,688,668
                                                         -------------

            TOTAL INVESTMENTS (COST $804,180,247) 99.7%    774,623,741

            OTHER ASSETS LESS LIABILITIES 0.3%               2,120,492
                                                         -------------

            NET ASSETS 100.0%                             $776,744,233
                                                         =============

         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

         See notes to financial statements.

Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

 NUMBER
OF SHARES                                                        VALUE
------------------------------------------------------------------------

            COMMON STOCKS 95.7%
            -------------------

            AEROSPACE 1.1%
   723,981  HEICO Corporation, Class A+++                   $5,111,306
                                                         -------------

            AUTO AND TRUCK PARTS 0.1%
   133,200  Supreme Industries, Inc., Class A*                 587,412
                                                         -------------

            AUTO PARTS-AFTER MARKET 2.4%
   606,109  Keystone Automotive Industries, Inc.*           10,740,251
                                                         -------------

            BANKS-OUTSIDE NEW YORK CITY 2.0%
    71,225  First Community Bancorp                          2,059,186
   140,250  First State Bancorporation                       2,999,948
   313,300  Nara Bancorp, Inc.++                             3,988,309
                                                         -------------
                                                             9,047,443
                                                         -------------

            COMMERCIAL INFORMATION SERVICES 0.1%
   100,025  SM&A*                                              545,136
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.4%
    15,375  Inforte Corp.*                                      90,866
   164,650  SPSS Inc.*                                       1,863,838
                                                         -------------
                                                             1,954,704
                                                         -------------

            CONSUMER PRODUCTS 0.6%
   181,550  Racing Champions Ertl Corporation*               2,786,793
                                                         -------------

            CONTAINERS AND PACKAGING-METAL AND GLASS 2.4%
   655,067  Mobile Mini, Inc.*                              10,467,970
                                                         -------------

            ELECTRONICS 3.2%
   456,850  Nu Horizons Electronics Corp.*                   2,243,133
   948,225  Sanmina-SCI Corporation*                         3,830,829
   606,475  Supertex, Inc.*                                  8,339,031
                                                         -------------
                                                            14,412,993
                                                         -------------


                                                              Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                       VALUE
------------------------------------------------------------------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 4.1%
   420,375  Cypress Semiconductor Corporation*            $  2,900,588
   252,675  Excel Technology, Inc.*                          5,136,883
   118,350  Integrated Device Technology, Inc.*                939,699
   176,650  LSI Logic Corporation*                             798,458
   224,100  Micrel, Incorporated*                            2,066,202
    46,475  National Semiconductor Corporation*                791,934
   706,800  Peak International Limited*++                    2,544,480
   302,450  Pericom Semiconductor Corporation*               2,353,061
   483,873  PSi Technologies Holdings, Inc. ADR*               508,067
                                                         -------------
                                                            18,039,372
                                                         -------------


            ENTERTAINMENT 1.5%
   391,900  Movie Gallery, Inc.*                             6,826,898
                                                         -------------

            FINANCE COMPANIES 4.7%
 1,290,375  Saxon Capital, Inc.*                            17,174,892
   401,461  World Acceptance Corp.*                          3,613,149
                                                         -------------
                                                            20,788,041
                                                         -------------

            FINANCE-SMALL LOAN 0.6%
   844,750  AmeriCredit Corp.*                               2,787,675
                                                         -------------

            FINANCIAL-MISCELLANEOUS 1.2%
   152,696  Fidelity National Financial, Inc.                5,214,568
                                                         -------------

            FOODS 1.4%
   334,556  NBTY, Inc.*                                      6,343,182
                                                         -------------

            HEALTH CARE FACILITIES 2.8%
   516,500  Sunrise Assisted Living, Inc.*                  12,396,000
                                                         -------------

            HEALTH CARE MANAGEMENT SERVICES 2.0%
   285,875  Centene Corporation*                             8,350,409
    93,885  Orthodontic Centers of America, Inc.*              489,141
                                                         -------------
                                                             8,839,550
                                                         -------------

            HEALTH CARE SERVICES 2.2%
   413,275  Apria Healthcare Group Inc.*                     9,654,104
                                                         -------------

Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                       VALUE
------------------------------------------------------------------------

            HOME BUILDING 3.6%
    59,135  Beazer Homes USA, Inc.*                       $  3,477,729
    80,750  M.D.C. Holdings, Inc.                            3,099,185
    72,375  Meritage Corporation*                            2,426,734
    12,475  NVR, Inc.*                                       4,104,275
   156,300  Toll Brothers, Inc.*                             3,016,590
                                                         -------------
                                                            16,124,513
                                                         -------------

            HOTEL/MOTEL 0.5%
   245,050  Orient-Express Hotel Ltd., Class A*              2,396,589
                                                         -------------

            INSURANCE-MULTI-LINE 1.0%
   337,875  Hub International Limited                        4,547,798
                                                         -------------

            INVESTMENT MANAGEMENT COMPANIES 1.5%
   659,975  MCG Capital Corporation                          6,593,150
                                                         -------------

            JEWELRY, WATCHES AND GEMSTONES 2.1%
   990,480  Friedman's, Inc.++                               9,508,608
                                                         -------------

            LEISURE TIME 2.5%
   429,075  Action Performance Companies, Inc.               9,074,936
   422,725  Bally Total Fitness Holding Corporation*+++      2,143,216
                                                         -------------
                                                            11,218,152
                                                         -------------

            MACHINERY-INDUSTRIAL/SPECIALTY 1.0%
   279,875  Kadant Inc.*                                     4,587,151
                                                         -------------

            MEDICAL SERVICES 1.3%
   139,675  America Service Group Inc.*                      1,815,775
   338,175  U.S. Physical Therapy, Inc.*                     3,760,506
                                                         -------------
                                                             5,576,281
                                                         -------------

            OIL-CRUDE PRODUCERS 1.0%
   195,300  Plains Exploration & Production Company*         1,611,225
   243,025  Plains Resources Inc.*                           2,593,077
                                                         -------------
                                                             4,204,302
                                                         -------------

            OIL-INTEGRATED INTERNATIONAL 1.3%
   542,300  Core Laboratories N.V.*                          5,639,920
                                                         -------------

            PRODUCTION TECHNOLOGY EQUIPMENT 0.6%
   104,075  Brooks Automation, Inc.*                         1,006,405
   390,875  Nanometrics Incorporated*                        1,524,412
                                                         -------------
                                                             2,530,817
                                                         -------------

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------

            REAL ESTATE 1.9%
   246,625  LNR Property Corporation                      $  8,311,263
                                                         -------------

            REAL ESTATE INVESTMENT TRUSTS 7.1%
   713,000  American Financial Realty Trust+                 8,199,500
   464,075  Capital Automotive REIT                         11,574,030
   187,350  Health Care Property Investors, Inc.             6,248,123
   282,750  Nationwide Health Properties, Inc.               3,633,337
   213,200  Windrose Medical Properties Trust                2,025,400
                                                         -------------
                                                            31,680,390
                                                         -------------

            RECREATIONAL VEHICLES AND BOATS 1.0%
   159,725  Winnebago Industries, Inc.                       4,344,520
                                                         -------------

            RENTAL AND LEASING SERVICES-COMMERCIAL 3.5%
 1,002,725  MicroFinancial Incorporated++                      711,935
 1,559,925  United Rentals, Inc.*                           15,006,478
                                                         -------------
                                                            15,718,413
                                                         -------------

            RENTAL AND LEASING SERVICES-CONSUMER 2.9%
   259,750  Rainbow Rentals, Inc.*                           1,340,310
   211,550  Rent-A-Center, Inc.*                            11,573,901
                                                         -------------
                                                            12,914,211
                                                         -------------

            RESTAURANTS 0.3%
    67,425  Lone Star Steakhouse & Saloon, Inc.              1,428,736
                                                         -------------

            RETAIL 17.1%
   436,950  Big 5 Sporting Goods Corporation*                4,819,558
   537,900  Cato Corporation (The), Class A                 10,241,616
   119,550  Dollar Tree Stores, Inc.*                        2,379,045
   435,475  Genesco Inc.*                                    6,192,455
   828,975  Global Imaging Systems, Inc.*                   15,336,038
   260,075  Group 1 Automotive, Inc.*                        5,565,605
   662,075  Lithia Motors, Inc., Class A*                    8,143,522
   660,775  MarineMax, Inc.*                                 5,960,191
   196,650  O'Reilly Automotive, Inc.*                       5,329,215
   401,692  Sonic Automotive, Inc.*                          5,904,872
   723,268  Whitehall Jewellers, Inc.*++                     6,147,778
                                                         -------------
                                                            76,019,895
                                                         -------------

            SAVINGS AND LOANS 0.2%
    40,625  Washington Federal, Inc.                           855,562
                                                         -------------

Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                       VALUE
------------------------------------------------------------------------

            SECURITIES BROKERAGE AND SERVICES 2.1%
 1,043,261  Friedman, Billings, Ramsey Group, Inc.,
                   Class A*                                 $9,441,514
                                                         -------------

            SERVICES-COMMERCIAL 5.4%
   554,525  Adminstaff, Inc.*                                3,465,781
   186,880  Charles River Associates Incorporated*           3,195,648
   201,700  Coinstar, Inc.*                                  3,386,543
   302,900  Copart, Inc.*                                    2,326,272
   652,435  Navigant International, Inc.*                    6,883,189
    27,475  Pep Boys-Manny, Moe & Jack (The)                   208,810
   363,400  RemedyTemp, Inc.*                                4,371,702
                                                         -------------
                                                            23,837,945
                                                         -------------

            SHOES 2.5%
   400,400  Finish Line, Inc., Class A (The)*                6,006,000
   449,125  Maxwell Shoe Company Inc., Class A*              5,007,744
                                                         -------------
                                                            11,013,744
                                                         -------------

            TELECOMMUNICATIONS EQUIPMENT 0.2%
   234,725  Captaris Inc.*                                     678,355
                                                         -------------

            TRUCKERS 2.3%
   118,825  Arkansas Best Corporation*                       3,020,531
   217,037  Transport Corporation of America, Inc.*          1,085,185
   472,250  USA Truck, Inc.*++                               3,367,143
   122,300  Yellow Corporation*                              2,951,099
                                                         -------------
                                                            10,423,958
                                                         -------------


            TOTAL COMMON STOCKS (COST $464,280,628)        426,139,185
                                                         -------------

                                                              Semi-Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                     VALUE
------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS 3.9%
            ---------------------------
            (Variable Rate Demand Deposits)

$17,104,455 UMB Bank Money Market Fiduciary                $17,104,455
                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
                  (COST $17,104,455)                        17,104,455
                                                         -------------

            TOTAL INVESTMENTS (COST $481,385,083) 99.6%    443,243,640

            OTHER ASSETS LESS LIABILITIES 0.4%               1,963,052
                                                         -------------

            NET ASSETS 100.0%                             $445,206,692
                                                         =============

 NUMBER OF
 CONTRACTS                                                       VALUE
------------------------------------------------------------------------

            CALL OPTIONS WRITTEN
            --------------------

       250  Bally Total Fitness, expiring 5/17/03,
                 exercise price $7.50                                -
                                                         -------------

            TOTAL CALL OPTIONS WRITTEN (PREMIUM $35,499)             -
                                                         =============

 NUMBER OF
  SHARES                                                         VALUE
------------------------------------------------------------------------

            SECURITIES SOLD SHORT
            ---------------------

       750  HEICO Corporation                                   $6,675
                                                         -------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $7,065)       $6,675
                                                         =============

         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

        ++Affiliated company (see Note 9).

       +++All or a portion of this security has been committed as collateral for open short positions or written options.

          See notes to financial statements.

Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                        VALUE
------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS 91.5%
            ---------------------------------

            BANKS-OUTSIDE NEW YORK CITY 0.5%
    40,925  Commerce Bancorp, Inc.                          $1,626,359
                                                         -------------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.6%
   149,700  Diversa Corporation*                             1,401,192
   329,550  QIAGEN N.V.*                                     1,927,867
   152,655  Taro Pharmaceutical Industries Ltd.*             5,843,633
                                                         -------------
                                                             9,172,692
                                                         -------------

            CHEMICALS 4.5%
   377,475  Cabot Microelectronics Corporation*             15,804,878
                                                         -------------

            COMMUNICATIONS TECHNOLOGY 8.0%
   109,650  Metro-Optix, Inc., Series B*+                          757
   215,000  Metro-Optix, Inc., Series C*+                        1,483
 1,188,275  Sirenza Microdevices, Inc.*                      1,829,944
 1,320,950  UTStarcom, Inc.*                                26,405,790
                                                         -------------
                                                            28,237,974
                                                         -------------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 11.3%
   101,285  Cognizant Technology Solutions Corporation*      6,821,545
   501,100  EPIQ Systems, Inc.*                              9,621,120
   247,975  Magma Design Automation, Inc.*                   1,921,806
   129,275  Manhattan Associates, Inc.*                      2,266,191
   581,178  Nassda Corporation*                              3,835,775
   490,225  OPNET Technologies, Inc.*                        2,681,531
   652,900  PDF Solutions, Inc.*                             4,145,915
   626,900  PEC Solutions, Inc.*                             7,290,847
    32,700  QLogic Corporation*                              1,214,478
                                                         -------------
                                                            39,799,208
                                                         -------------

            COMPUTER TECHNOLOGY 1.5%
   574,509  Verisity Ltd.*                                   5,308,463
                                                         -------------

            DRUGS AND PHARMACEUTICALS 4.2%
   258,975  Atrix Laboratories, Inc.*                        3,638,599
    56,067  Connetics Corporation*                             939,122
    29,000  Northwest Biotherapeutics, Inc.*                     2,465
   107,700  Priority Healthcare Corporation*                 2,870,205
   395,002  Shire Pharmaceuticals Group Plc ADR*             7,319,387
                                                         -------------
                                                            14,769,778
                                                         -------------

                                                              Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                      VALUE
------------------------------------------------------------------------

            EDUCATION SERVICES 1.5%
   109,754  Career Education Corporation*                 $  5,369,166
                                                         -------------

            ELECTRICAL AND ELECTRONICS 0.4%
   136,900  Plexus Corp.*                                    1,252,635
                                                         -------------

            ELECTRICAL EQUIPMENT AND COMPONENTS 0.7%
   281,925  Flextronics International Ltd.*                  2,458,386
                                                         -------------

            ELECTRONICS 0.9%
   825,850  Sanmina-SCI Corporation*                         3,336,434
                                                         -------------

            ELECTRONICS-SEMICONDUCTORS/COMPONENTS 9.9%
    27,100  Genesis Microchip Incorporated*                    338,208
   301,925  Integrated Circuit Systems, Inc.*                6,551,773
    42,375  Jabil Circuit, Inc.*                               741,563
   292,075  LogicVision, Inc.*                                 461,478
   561,700  Micrel, Incorporated*                            5,178,874
   956,525  Monolithic System Technology, Inc.*              6,733,936
 1,256,175  O2Micro International Limited*                  13,516,443
   121,000  Pixelworks, Inc.*                                  665,500
   124,000  SiRF Technology Holdings, Inc., Series H*+         644,800
                                                         -------------
                                                            34,832,575
                                                         -------------

            HEALTH CARE EQUIPMENT AND SUPPLIES 0.1%
    37,450  Given Imaging Ltd.*                                325,816
                                                         -------------

            HEALTH CARE FACILITIES 1.7%
   271,658  American Healthways, Inc.*                       5,161,502
    37,700  LifePoint Hospitals, Inc.*                         946,647
                                                         -------------
                                                             6,108,149
                                                         -------------

            HEALTH CARE MANAGEMENT SERVICES 5.0%
   271,005  AmSurg Corp.*                                    6,829,326
     5,275  Centene Corporation*                               154,083
   426,000  Pediatrix Medical Group, Inc.*                  10,709,640
                                                         -------------
                                                            17,693,049
                                                         -------------

            HEALTH CARE SERVICES 18.5%
 1,104,495  Accredo Health, Incorporated*                   26,882,304
   384,875  Express Scripts, Inc.*                          21,429,840
   698,975  Odyssey Healthcare, Inc.*                       16,614,636
                                                         -------------
                                                            64,926,780
                                                         -------------

Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                      VALUE
------------------------------------------------------------------------

            INSURANCE-MULTI-LINE 0.2%
    37,700  Hub International Limited                    $     507,442
                                                         -------------

            MACHINERY-SPECIALTY 0.2%
   117,000  ASML Holding N.V.*                                 768,690
                                                         -------------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 2.2%
   107,364  American Medical Systems Holdings, Inc.*         1,551,410
    93,000  Biosite Incorporated*                            3,572,130
    46,700  Cyberonics, Inc.*                                  998,913
    86,300  Techne Corporation*                              1,783,821
                                                         -------------
                                                             7,906,274
                                                         -------------

            MISCELLANEOUS MATERIALS AND COMMODITIES 2.5%
   582,800  Symyx Technologies, Inc.*                        8,747,828
                                                         -------------

            PRODUCTION TECHNOLOGY EQUIPMENT 1.7%
   418,500  Rudolph Technologies, Inc.*                      6,047,325
                                                         -------------

            RETAIL 3.5%
   139,350  99 Cents Only Stores*                            3,553,425
   187,213  Christopher & Banks Corporation*                 3,313,670
   268,650  Dollar Tree Stores, Inc.*                        5,346,135
                                                         -------------
                                                            12,213,230
                                                         -------------

            SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.0%
   167,600  Biacore International AB ADR*                    3,553,120
                                                         -------------

            SERVICES-COMMERCIAL 7.0%
   662,900  AMN Healthcare Services, Inc.*                   7,278,642
    44,000  IQ4HIRE, Inc.*+                                        440
   767,744  Management Network Group, Inc. (The)*            1,051,809
   182,950  Resources Connection, Inc.*                      3,893,176
 2,174,194  Wireless Facilities, Inc.*                      12,545,099
                                                         -------------
                                                            24,769,166
                                                         -------------

            SOFTWARE 1.3%
   518,650  Riverdeep Group Plc ADR*                         4,618,272
    19,998  Riverdeep Group Plc*                                29,678
                                                         -------------
                                                             4,647,950
                                                         -------------

            TELECOMMUNICATIONS EQUIPMENT 0.6%
   242,560  Polycom, Inc.*                                   1,959,885
                                                         -------------


                                                              Semi-Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2003 (UNAUDITED)

  NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------

            TOTAL COMMON AND
                 PREFERRED STOCKS (COST $381,478,104)     $322,143,252
                                                         -------------

            WARRANTS 0.0%
            -------------
24,880,730  Metro-Optix, Inc.*+                                      -
    12,400  SiRF Technology Holdings, Inc.*+                         -
                                                         -------------
            TOTAL WARRANTS (COST $0)                                 -
                                                         -------------

 PRINCIPAL
   AMOUNT                                                    VALUE
------------------------------------------------------------------------

            CORPORATE BONDS 0.0%
            --------------------

  $420,000  Metro-Optix, Inc., Secured Note 7.00%,
                  Due 7/30/03+                                       -
                                                         -------------
           TOTAL CORPORATE BONDS (COST $420,000)                     -
                                                         -------------

            SHORT-TERM INVESTMENTS 9.8%
            ---------------------------
            (Variable Rate Demand Deposits)
34,351,233  UMB Bank Money Market Fiduciary                $34,351,233
                                                         -------------

            TOTAL SHORT-TERM INVESTMENTS
                  (COST $34,351,233)                        34,351,233
                                                         -------------

            TOTAL INVESTMENTS (COST $416,249,337) 101.3%   356,494,485
                                                         -------------

            LIABILITIES LESS OTHER ASSETS (1.3)%            (4,640,253)
                                                         -------------

            NET ASSETS 100.0%                             $351,854,232
                                                         =============


         *Non-income producing

         +Security purchased in a private placement transaction or under Rule
          144A of the Securities Act of 1933 (see Note 10).

         See notes to financial statements.

Semi-Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
MARCH 31, 2003 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                       VALUE
------------------------------------------------------------------------

            U.S. GOVERNMENT OBLIGATIONS 97.7%
            ---------------------------------

$ 5,430,000 U.S. Treasury Bond, 7.50%, 11/15/24           $  7,319,472
 2,755,000  U.S. Treasury Bond, 6.875%, 8/15/25              3,481,846
 1,750,000  U.S. Treasury Bond, 6.75%, 8/15/26               2,187,432
   540,000  U.S. Treasury Bond, 6.50%, 11/15/26                656,628
 3,170,000  U.S. Treasury Bond, 6.625%, 2/15/27              3,913,834
 4,355,000  U.S. Treasury Bond, 6.375%, 8/15/27              5,228,382
 4,300,000  U.S. Treasury Bond, 6.125%, 11/15/27             5,018,569
 3,500,000  U.S. Treasury Bond, 5.25%, 11/15/28              3,648,204
23,700,000  U.S. Treasury Bond, 5.375% 2/15/31              25,636,740
38,100,000  U.S. Treasury Strip, principal only, 11/15/21   14,305,521
10,100,000  U.S. Treasury Strip, principal only, 8/15/25     3,072,945
 9,000,000  U.S. Treasury Strip, principal only, 11/15/27    2,452,842
                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $71,300,238)                         76,922,415
                                                         -------------

            SHORT-TERM INVESTMENTS 1.6%
            ---------------------------
            (Variable Rate Demand Deposits)

 1,223,827  UMB Bank Money Market Fiduciary                  1,223,827
                                                         -------------

            TOTAL SHORT-TERM INVESTMENTS
                  (COST $1,223,827)                          1,223,827
                                                         -------------

            TOTAL INVESTMENTS (COST $72,524,065) 99.3%      78,146,242

            OTHER ASSETS LESS LIABILITIES 0.7%                 564,608
                                                         -------------

            NET ASSETS 100.0%                              $78,710,850
                                                         =============

           See notes to financial statements.

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2003 (UNAUDITED)


                                                             CORE           GLOBAL SCIENCE       INTERNATIONAL          MICRO
                                                            GROWTH           & TECHNOLOGY            GROWTH              CAP
                                                             FUND                FUND                 FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost
     Nonaffiliated issuers                                $905,298,908         $33,567,101         $16,794,769        $282,886,552
     Affiliated issuers                                    165,375,602                   -                   -          34,551,462
                                                       ---------------     ---------------     ---------------     ---------------
                                                        $1,070,674,510         $33,567,101         $16,794,769        $317,438,014
                                                       ===============     ===============     ===============     ===============
  Investments, at market value
     Nonaffiliated issuers                                $840,366,460         $26,087,923         $15,865,329        $321,777,448
     Affiliated issuers                                    117,739,155                   -                   -          28,383,992
  Cash                                                         151,826              49,585                   -           4,315,656
  Receivable for investment securities sold                  6,608,845              10,587               4,101           1,005,246
  Capital shares receivable                                    392,750               6,191                   -              43,029
  Interest and dividends receivable                            704,221                 393               9,561               8,689
  Prepaid expenses and other assets                            100,226              11,532              12,824              33,454
                                                       ---------------     ---------------     ---------------     ---------------
     Total Assets                                          966,063,483          26,166,211          15,891,815         355,567,514
                                                       ---------------     ---------------     ---------------     ---------------

LIABILITIES:
  Securities sold short, at value (proceeds of $0,
     $49,558, $0 and $0, respectively)                               -              46,984                   -                   -
  Payable for securities purchased                           6,343,451              35,635                   -           1,262,273
  Capital shares payable                                       864,716              45,159              11,154             172,756
  Payable to Investment Advisor                                291,594               9,994               4,240             215,995
  Accrued expenses                                             414,411              29,131              37,176             102,548
                                                       ---------------     ---------------     ---------------     ---------------
     Total Liabilities                                       7,914,172             166,903              52,570           1,753,572
                                                       ---------------     ---------------     ---------------     ---------------

NET ASSETS                                                $958,149,311         $25,999,308         $15,839,245        $353,813,942
                                                       ===============     ===============     ===============     ===============

NET ASSETS CONSIST OF:
  Capital stock                                               $388,310             $35,662             $18,398            $703,827
  Paid-in capital in excess of par                       1,211,757,504          38,372,332          18,170,007         314,829,489
  Undistributed net investment income (loss)                   385,452           (264,618)           (139,166)         (4,007,278)
  Undistributed net realized gain (loss)
     on investments and foreign currency translations    (141,813,060)         (4,667,464)         (1,280,666)           9,564,478
  Net unrealized appreciation (depreciation) on
     investments and foreign currency translations       (112,568,895)         (7,476,604)           (929,328)          32,723,426
                                                       ---------------     ---------------     ---------------     ---------------
  Net Assets                                              $958,149,311        $ 25,999,308        $ 15,839,245       $ 353,813,942
                                                       ===============     ===============     ===============     ===============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                            10,000,000,000      10,000,000,000      10,000,000,000      10,000,000,000
  Issued and outstanding                                    38,830,957           3,566,197           1,839,849          70,382,664

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                  $24.67               $7.29               $8.61               $5.03
                                                                ======              ======              ======              ======


See notes to financial statements.

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2003 (UNAUDITED)



                                                           SMALL CAP          SMALL CAP              ULTRA               U.S.
                                                            GROWTH              VALUE                GROWTH            TREASURY
                                                             FUND                FUND                 FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost
     Nonaffiliated issuers                                $804,180,247        $440,850,870        $416,249,337         $72,524,065
     Affiliated issuers                                              -          40,534,213                   -                   -
                                                       ---------------     ---------------     ---------------     ---------------
                                                          $804,180,247        $481,385,083        $416,249,337         $72,524,065
                                                       ===============     ===============     ===============     ===============
  Investments, at market value
     Nonaffiliated issuers                                $774,623,741        $416,975,387        $356,494,485         $78,146,242
     Affiliated issuers                                              -          26,268,253                   -                   -
  Cash                                                       3,710,460             880,331                   -                   -
  Receivable for investment securities sold                  1,600,341           4,916,615              49,683                   -
  Capital shares receivable                                    657,492             355,711             335,859              70,157
  Interest and dividends receivable                             44,713             238,263              11,141             594,373
  Prepaid expenses and other assets                             69,992              49,310              41,740              21,396
                                                       ---------------     ---------------     ---------------     ---------------
     Total Assets                                          780,706,739         449,683,870         356,932,908          78,832,168
                                                       ---------------     ---------------     ---------------     ---------------

LIABILITIES:
  Call options written, at value (premiums of
     $0, $35,499, $0 and $0, respectively)                           -                   -                   -                   -
  Securities sold short, at value (proceeds of
     $0, $7,065, $0 and $0, respectively)                            -               6,675                   -                   -
  Payable for securities purchased                           2,968,479           2,755,630           4,368,016              92,891
  Capital shares payable                                       513,587           1,341,669             474,970                   -
  Payable to Investment Advisor                                236,366             202,773             134,873               7,560
  Accrued expenses                                             244,074             170,431             100,817              20,867
                                                       ---------------     ---------------     ---------------     ---------------
     Total Liabilities                                       3,962,506           4,477,178           5,078,676             121,318
                                                       ---------------     ---------------     ---------------     ---------------

NET ASSETS                                                $776,744,233        $445,206,692        $351,854,232         $78,710,850
                                                       ===============     ===============     ===============     ===============

NET ASSETS CONSIST OF:
  Capital stock                                               $316,919          $1,359,420            $195,881             $58,628
  Paid-in capital in excess of par                         861,843,832         523,158,980         429,810,053          79,478,266
  Undistributed net investment income (loss)               (4,676,943)         (1,185,426)         (2,772,156)             944,404
  Undistributed net realized gain (loss)
     on investments and foreign currency translations     (51,183,069)        (40,020,728)        (15,624,694)         (7,392,625)
  Net unrealized appreciation (depreciation) on
     investments and foreign currency translations        (29,556,506)        (38,105,554)        (59,754,852)           5,622,177
                                                       ---------------     ---------------     ---------------     ---------------
  Net Assets                                              $776,744,233        $445,206,692        $351,854,232         $78,710,850
                                                       ===============     ===============     ===============     ===============

CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                            10,000,000,000      10,000,000,000      10,000,000,000      10,000,000,000
  Issued and outstanding                                    31,691,942         135,941,962          19,588,088           5,862,826

NET ASSET VALUE, REDEMPTION PRICE
  AND OFFERING PRICE PER SHARE                                  $24.51               $3.27              $17.96              $13.43
                                                                ======              ======              ======              ======



See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


                                                             CORE           GLOBAL SCIENCE       INTERNATIONAL          MICRO
                                                            GROWTH           & TECHNOLOGY            GROWTH              CAP
                                                             FUND                FUND                 FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                    $111,160              $7,149              $6,928             $26,915
  Dividends(1)+                                              6,980,530                   -              40,129             110,553
                                                       ---------------     ---------------     ---------------     ---------------
                                                             7,091,690               7,149              47,057             137,468
                                                       ---------------     ---------------     ---------------     ---------------
EXPENSES:
  Investment advisory fee                                    5,140,027             209,051             143,248           3,622,313
  Shareholder servicing fees                                   820,552              44,218              32,474             216,277
  Fund administration and accounting fees                      440,829              30,661              21,010             200,988
  Reports to shareholders                                      143,356               7,482               6,298              33,855
  Custody fees                                                  44,648               2,175              22,388              23,442
  Federal and state registration fees                           39,859               8,556               8,415              16,478
  Legal fees                                                    33,900               3,178                 710              11,683
  Directors' fees                                               13,323                 604                 373               4,427
  Audit fees                                                     6,687               6,687               6,209               6,687
  Other                                                         23,057               2,032               3,736               8,596
                                                       ---------------     ---------------     ---------------     ---------------

  Total expenses before reimbursement                        6,706,238             314,644             244,861           4,144,746
  Reimbursement of expenses by Advisor                               -            (42,877)            (58,638)                   -
                                                       ---------------     ---------------     ---------------     ---------------

  Net expenses                                               6,706,238             271,767             186,223           4,144,746
                                                       ---------------     ---------------     ---------------     ---------------

NET INVESTMENT INCOME (LOSS)                                   385,452           (264,618)           (139,166)         (4,007,278)
                                                       ---------------     ---------------     ---------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments+               (132,202,621)         (2,451,668)         (1,074,741)          10,213,236
  Net realized gain on options written                               -                   -                   -                   -
  Change in unrealized appreciation
     (depreciation) on investments                          97,907,463           4,923,318             746,545          18,317,585
                                                       ---------------     ---------------     ---------------     ---------------

  Net gain (loss) on investments                          (34,295,158)           2,471,650           (328,196)          28,530,821
                                                       ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $(33,909,706)          $2,207,032          $(467,362)         $24,523,543
                                                       ===============     ===============     ===============     ===============


(1)  Net of $0, $0, $2,933 and $1,136 in foreign withholding taxes, respectively.
+    See Note 9 for information on affiliated issuers.

See notes to financial statements.

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


                                                           SMALL CAP          SMALL CAP              ULTRA               U.S.
                                                            GROWTH              VALUE                GROWTH            TREASURY
                                                             FUND                FUND                 FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                    $165,287             $78,847             $91,446          $2,205,742
  Dividends(1)+                                                293,227           2,838,326               6,753                   -
                                                       ---------------     ---------------     ---------------     ---------------
                                                               458,514           2,917,173              98,199           2,205,742
                                                       ---------------     ---------------     ---------------     ---------------
EXPENSES:
  Investment advisory fee                                    3,961,486           3,347,944           2,241,728             195,460
  Shareholder servicing fees                                   576,863             370,006             278,241              53,785
  Fund administration and accounting fees                      358,332             234,653             199,567              67,564
  Reports to shareholders                                      116,276              67,043              73,597               7,265
  Custody fees                                                  37,906              21,194              17,126               2,722
  Federal and state registration fees                           26,129              24,846              28,013               9,817
  Legal fees                                                    26,278              14,295              14,701               3,251
  Directors' fees                                                9,462               5,635               3,608                 907
  Audit fees                                                     6,687               6,687               6,687               6,687
  Other                                                         16,038              10,296               7,087               2,426
                                                       ---------------     ---------------     ---------------     ---------------

  Total expenses before reimbursement                        5,135,457           4,102,599           2,870,355             349,884
  Reimbursement of expenses by Advisor                               -                   -                   -            (56,694)
                                                       ---------------     ---------------     ---------------     ---------------

  Net expenses                                               5,135,457           4,102,599           2,870,355             293,190
                                                       ---------------     ---------------     ---------------     ---------------

NET INVESTMENT INCOME (LOSS)                               (4,676,943)         (1,185,426)         (2,772,156)           1,912,552
                                                       ---------------     ---------------     ---------------     ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments+                (45,931,341)        (38,763,645)        (11,361,231)             384,403
  Net realized gain on options written                               -             274,855                   -                   -
  Change in unrealized appreciation
     (depreciation) on investments                          69,290,480          42,827,056          31,230,247         (2,908,106)
                                                       ---------------     ---------------     ---------------     ---------------

  Net gain (loss) on investments                            23,359,139           4,338,266          19,869,016         (2,523,703)
                                                       ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                $18,682,196          $3,152,840         $17,096,860          $(611,151)
                                                       ===============     ===============     ===============     ===============


(1)  Net of $5,051, $0, $0 and $0 in foreign withholding taxes, respectively.

+    See Note 9 for information on affiliated issuers.

See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------


                                                                              GLOBAL SCIENCE &
                                               CORE GROWTH FUND                TECHNOLOGY FUND          INTERNATIONAL GROWTH FUND
                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           MARCH 31, 2003 SEPTEMBER 30,  MARCH 31, 2003 SEPTEMBER 30,  MARCH 31, 2003 SEPTEMBER 30,
                                            (UNAUDITED)        2002        (UNAUDITED)       2002       (UNAUDITED)       2002*
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                 $385,452     $(247,355)     $(264,618)     $(499,821)     $(139,166)      $(56,572)
  Net realized gain (loss) on investments (132,202,621)      9,783,089    (2,451,668)    (1,990,071)    (1,074,741)      (205,925)
  Change in unrealized appreciation
     (depreciation) on investments           97,907,463  (256,247,684)      4,923,318    (8,949,752)        746,545    (1,675,873)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations             (33,909,706)  (246,711,950)      2,207,032   (11,439,644)      (467,362)    (1,938,370)

DIVIDENDS PAID FROM:
  Net realized gains                                  -   (69,235,847)              -      (250,799)              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                                      -   (69,235,847)              -      (250,799)              -              -

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               132,135,303    869,576,985     11,133,255     48,305,025      6,213,525     22,263,074
  Shares issued to holders in
     reinvestment of dividends                        -     65,814,411              -        246,587              -              -
  Shares redeemed                         (203,071,367)  (549,711,813)    (8,181,096)   (26,786,154)    (8,002,634)    (2,256,827)
  Redemption fees                                50,676        277,880         28,873         87,841          8,030         19,799
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease)                  (70,885,388)    385,957,463      2,981,032     21,853,299    (1,781,079)     20,026,046
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS   (104,795,094)     70,009,666      5,188,064     10,162,856    (2,248,441)     18,087,676

NET ASSETS:
  Beginning of period                     1,062,944,405    992,934,739     20,811,244     10,648,388     18,087,686             10
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $958,149,311 $1,062,944,405    $25,999,308    $20,811,244    $15,839,245    $18,087,686
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment income
     (loss) included in net assets at
     end of period                             $385,452              -     $(264,618)              -     $(139,166)              -
                                          =============  =============  =============  =============  =============  =============


*Inception date of the Fund was June 28, 2002.

See notes to financial statements.

                                                              Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------


                                                MICRO CAP FUND              SMALL CAP GROWTH FUND         SMALL CAP VALUE FUND
                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           MARCH 31, 2003 SEPTEMBER 30,  MARCH 31, 2003 SEPTEMBER 30,  MARCH 31, 2003 SEPTEMBER 30,
                                            (UNAUDITED)        2002        (UNAUDITED)       2002       (UNAUDITED)       2002
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                      $(4,007,278)   $(9,333,660)   $(4,676,943)  $(10,771,290)   $(1,185,426)   $(2,663,791)
  Net realized gain (loss) on investments    10,213,236     40,208,415   (45,931,341)    (4,423,588)   (38,763,645)    (1,360,956)
  Net realized gain on options written                -              -              -              -        274,855              -
  Change in unrealized appreciation
     (depreciation) on investments           18,317,585   (36,785,111)     69,290,480  (101,070,863)     42,827,056   (78,709,569)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations               24,523,543    (5,910,356)     18,682,196  (116,265,741)      3,152,840   (82,734,316)

DIVIDENDS PAID FROM:
  Net realized gains                       (22,295,887)   (35,303,570)       (34,010)    (9,829,740)              -   (12,959,896)
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                           (22,295,887)   (35,303,570)       (34,010)    (9,829,740)              -   (12,959,896)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                44,606,860    110,625,684    116,557,641    528,078,202    123,942,281    305,503,553
  Shares issued to holders in
     reinvestment of dividends               21,092,298     33,474,821         32,548      9,359,244              -     12,179,592
  Shares redeemed                          (41,686,407)   (98,909,527)   (93,940,888)  (229,454,786)  (110,050,504)  (281,090,835)
  Redemption fees                                25,703         31,055         29,907        113,378         79,768         89,200
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Net increase                               24,038,454     45,222,033     22,679,208    308,096,038     13,971,545     36,681,510
                                          -------------  -------------  -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      26,266,110      4,008,107     41,327,394    182,000,557     17,124,385   (59,012,702)

NET ASSETS:
  Beginning of period                       327,547,832    323,539,725    735,416,839    553,416,282    428,082,307    487,095,009
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period                            $353,813,942   $327,547,832   $776,744,233   $735,416,839   $445,206,692   $428,082,307
                                          =============  =============  =============  =============  =============  =============
  Undistributed net investment loss
    included in net assets at end
     of period                             $(4,007,278)              -   $(4,676,943)              -   $(1,185,426)              -
                                          =============  =============  =============  =============  =============  =============


See notes to financial statements.

Semi-Annual Report

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------


                                               ULTRA GROWTH FUND              U.S. TREASURY FUND
                                             SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED          ENDED
                                           MARCH 31, 2003 SEPTEMBER 30,  MARCH 31, 2003 SEPTEMBER 30,
                                            (UNAUDITED)        2002        (UNAUDITED)       2002
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)             $(2,772,156)   $(4,133,844)     $1,912,552     $3,396,742
  Net realized gain (loss) on investments  (11,361,231)    (2,784,246)        384,403      (404,110)
     Change in unrealized appreciation
     (depreciation) on investments           31,230,247   (81,358,019)    (2,908,106)      6,246,564
                                          -------------  -------------  -------------  -------------
  Net increase (decrease) in net assets
     resulting from operations               17,096,860   (88,276,109)      (611,151)      9,239,196

DIVIDENDS PAID FROM:
  Net investment income                               -              -    (3,484,505)    (3,600,125)
  Net realized gains                                  -    (4,518,749)              -              -
                                          -------------  -------------  -------------  -------------
                                                      -    (4,518,749)    (3,484,505)    (3,600,125)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                               135,674,035    397,328,346     27,307,357     45,591,240
     Shares issued to holders in
     reinvestment of dividends                        -      4,240,123      3,362,861      3,477,679
  Shares redeemed                          (78,472,428)  (117,780,106)   (31,866,330)   (37,089,979)
  Redemption fees                               151,685        313,641        124,074         65,965
                                          -------------  -------------  -------------  -------------
  Net increase (decrease)                    57,353,292    284,102,004    (1,072,038)     12,044,905
                                          -------------  -------------  -------------  -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS      74,450,152    191,307,146    (5,167,694)     17,683,976

NET ASSETS:
  Beginning of period                       277,404,080     86,096,934     83,878,544     66,194,568
                                          -------------  -------------  -------------  -------------
  End of period                            $351,854,232   $277,404,080    $78,710,850    $83,878,544
                                          =============  =============  =============  =============

  Undistributed net investment income
     (loss) included in net assets at
     end of period                         $(2,772,156)              -       $944,404     $2,516,357
                                          =============  =============  =============  =============


See notes to financial statements.


                                                              Semi-Annual Report

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                          2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.01
Net realized and unrealized gains (losses)
  on securities+                                                        (0.80)
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.79)

LESS DISTRIBUTIONS:
Dividends from net investment income                                         -
Distributions from capital gains                                             -
                                                                  ------------
TOTAL DISTRIBUTIONS                                                          -
                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                          $24.67
                                                                  ============

TOTAL RETURN(1)                                                        (3.14)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $958,149
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                           1.30%
Expenses, before waivers and reimbursements(2)                           1.30%
Net investment income (loss), net of
  waivers and reimbursements(2)                                          0.07%
Net investment income (loss), before
  waivers and reimbursements(2)                                          0.07%
Portfolio turnover rate(1)                                                 19%


CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------
YEAR ENDED SPETEMBER 30

                                                                 2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $31.57         $28.08         $20.62         $17.00         $22.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    (0.01)         (0.15)         (0.18)         (0.21)         (0.09)
Net realized and unrealized gains (losses)
  on securities+                                                (3.96)           5.96           8.12           4.55         (3.60)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                (3.97)           5.81           7.94           4.34         (3.69)

LESS DISTRIBUTIONS:
Dividends from net investment income                                 -              -              -              -         (0.03)
Distributions from capital gains                                (2.14)         (2.32)         (0.48)         (0.72)         (1.62)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (2.14)         (2.32)         (0.48)         (0.72)         (1.65)
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                  $25.46         $31.57         $28.08         $20.62         $17.00
                                                          ============   ============   ============   ============   ============

TOTAL RETURN(1)                                               (13.73)%         22.63%         39.50%         27.28%       (17.49)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                    $1,062,944       $992,935       $290,705       $173,118       $153,148
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   1.29%          1.32%          1.38%          1.44%          1.44%
Expenses, before waivers and reimbursements(2)                   1.29%          1.32%          1.38%          1.44%          1.44%
Net investment income (loss), net of
  waivers and reimbursements(2)                                (0.02)%        (0.66)%        (0.86)%        (1.07)%        (0.50)%
Net investment income (loss), before
  waivers and reimbursements(2)                                (0.02)%        (0.66)%        (0.86)%        (1.07)%        (0.50)%
Portfolio turnover rate(1)                                         76%            51%            75%            79%            63%


+ For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).
(1)  Not annualized for periods less than a year.
(2)  Annualized.

See notes to financial statements.

Semi-Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                        2003
-----------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $6.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.07)
Net realized and unrealized gains (losses)
  on securities+                                        0.98
                                                ------------
TOTAL FROM INVESTMENT OPERATIONS                        0.91

LESS DISTRIBUTIONS:
Distributions from capital gains                           -
                                                ------------
TOTAL DISTRIBUTIONS                                        -
                                                ------------

NET ASSET VALUE, END OF PERIOD                         $7.29
                                                ============

TOTAL RETURN(2)                                       14.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $25,999
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)         1.95%
Expenses, before waivers and reimbursements(3)         2.26%
Net investment loss, net of
  waivers and reimbursements(3)                      (1.90)%
Net investment loss, before
  waivers and reimbursements(3)                      (2.21)%
Portfolio turnover rate(2)                               40%


GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------------------
YEAR ENDED SEPTEMBER 30

                                                        2002        2001(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $8.02         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.15)         (0.07)
Net realized and unrealized gains (losses)
  on securities+                                      (1.31)         (1.91)
                                                ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                      (1.46)         (1.98)

LESS DISTRIBUTIONS:
Distributions from capital gains                      (0.18)              -
                                                ------------   ------------
TOTAL DISTRIBUTIONS                                   (0.18)              -
                                                ------------   ------------

NET ASSET VALUE, END OF PERIOD                         $6.38          $8.02
                                                ============   ============

TOTAL RETURN(2)                                     (18.83)%       (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $20,811        $10,648
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)         1.95%          1.95%
Expenses, before waivers and reimbursements(3)         2.42%          3.58%
Net investment loss, net of
  waivers and reimbursements(3)                      (1.90)%        (1.50)%
Net investment loss, before
  waivers and reimbursements(3)                      (2.37)%        (3.13)%
Portfolio turnover rate(2)                               95%            94%


+    For 2003, 2002 and 2001, includes $0.01, $0.03 and $0.02 in redemption fees, respectively (see Note 2).
(1)  Inception date of the Fund was December 19, 2000.
(2)  Not annualized for periods less than a year.
(3)  Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

INTERNATIONAL GROWTH FUND-FINANCIAL HIGHLIGHTS
----------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                         2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $8.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.08)
Net realized and unrealized losses
  on securities+                                                        (0.16)
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.24)

NET ASSET VALUE, END OF PERIOD                                           $8.61
                                                                  ============

TOTAL RETURN(2)                                                        (2.71)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $15,839
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                           1.95%
Expenses, before waivers and reimbursements(3)                           2.56%
Net investment loss, net of
  waivers and reimbursements(3)                                        (1.46)%
Net investment loss, before
  waivers and reimbursements(3)                                        (2.07)%
Portfolio turnover rate(2)                                                 42%

INTERNATIONAL GROWTH FUND-FINANCIAL HIGHLIGHTS
----------------------------------------------
PERIOD ENDED SEPTEMBER 30

                                                                       2002(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.03)
Net realized and unrealized losses
  on securities+                                                        (1.12)
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                        (1.15)

NET ASSET VALUE, END OF PERIOD                                           $8.85
                                                                  ============

TOTAL RETURN(2)                                                       (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $18,088
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                           1.95%
Expenses, before waivers and reimbursements(3)                           4.26%
Net investment loss, net of
  waivers and reimbursements(3)                                        (1.39)%
Net investment loss, before
  waivers and reimbursements(3)                                        (3.70)%
Portfolio turnover rate(2)                                                  3%

+    For 2002, includes $0.01 in redemption fees (see Note 2).
(1)  Inception date of the Fund was June 28, 2002.
(2)  Not annualized for periods less than a year.
(3)  Annualized.

See notes to financial statements.

Semi-Annual Report

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                        2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $5.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.05)
Net realized and unrealized gains (losses)
  on securities                                                           0.43
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.38

LESS DISTRIBUTIONS:
Distributions from capital gains                                        (0.36)
                                                                  ------------
TOTAL DISTRIBUTIONS                                                     (0.36)
                                                                  ------------
NET ASSET VALUE, END OF PERIOD                                           $5.03
                                                                  ============

TOTAL RETURN(1)                                                          8.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $353,814
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                           2.29%
Expenses, before waivers and reimbursements(2)                           2.29%
Net investment loss, net of
  waivers and reimbursements(2)                                        (2.21)%
Net investment loss, before
  waivers and reimbursements(2)                                        (2.21)%
Portfolio turnover rate(1)                                                 23%


MICRO CAP FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2002          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $5.64          $6.53          $4.41          $3.59          $4.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.14)         (0.08)         (0.09)         (0.09)         (0.10)
Net realized and unrealized gains (losses)
  on securities                                                   0.11           0.74           2.63           1.27         (0.27)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                (0.03)           0.66           2.54           1.18         (0.37)

LESS DISTRIBUTIONS:
Distributions from capital gains                                (0.60)         (1.55)         (0.42)         (0.36)         (0.33)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (0.60)         (1.55)         (0.42)         (0.36)         (0.33)
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                   $5.01          $5.64          $6.53          $4.41          $3.59
                                                          ============   ============   ============   ============   ============

TOTAL RETURN(1)                                                (1.41)%         16.32%         63.88%         37.73%        (8.75)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $327,548       $323,540       $244,444       $144,875       $117,533
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   2.28%          2.32%          2.38%          2.46%          2.50%
Expenses, before waivers and reimbursements(2)                   2.28%          2.32%          2.38%          2.46%          2.51%
Net investment loss, net of
  waivers and reimbursements(2)                                (2.21)%        (1.76)%        (1.76)%        (2.22)%        (2.28)%
Net investment loss, before
  waivers and reimbursements(2)                                (2.21)%        (1.76)%        (1.76)%        (2.22)%        (2.29)%
Portfolio turnover rate(1)                                         62%            58%            69%            57%            81%


(1)  Not annualized for periods less than a year.
(2)  Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                          2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.15)
Net realized and unrealized gains (losses)
  on securities+                                                          0.83
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.68

LESS DISTRIBUTIONS:
Distributions from capital gains                                     (0.00)(1)
                                                                  ------------
TOTAL DISTRIBUTIONS                                                     (0.00)
                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                          $24.51
                                                                  ============

TOTAL RETURN(2)                                                          2.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $776,744
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                           1.30%
Expenses, before waivers and reimbursements(3)                           1.30%
Net investment loss, net of
  waivers and reimbursements(3)                                        (1.18)%
Net investment loss, before
  waivers and reimbursements(3)                                        (1.18)%
Portfolio turnover rate(2)                                                 31%


SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2002          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $26.18         $34.89         $26.01         $20.79         $29.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.35)         (0.15)         (0.23)         (0.20)         (0.17)
Net realized and unrealized gains (losses)
  on securities+                                                (1.55)         (2.71)          11.82           8.49         (5.08)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                (1.90)         (2.86)          11.59           8.29         (5.25)

LESS DISTRIBUTIONS:
Distributions from capital gains                                (0.45)         (5.85)         (2.71)         (3.07)         (3.69)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (0.45)         (5.85)         (2.71)         (3.07)         (3.69)
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                  $23.83         $26.18         $34.89         $26.01         $20.79
                                                          ============   ============   ============   ============   ============

TOTAL RETURN(2)                                                (7.53)%        (8.61)%         49.63%         48.96%       (19.13)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $735,417       $553,416       $237,812       $145,915       $123,723
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                   1.31%          1.36%          1.38%          1.44%          1.48%
Expenses, before waivers and reimbursements(3)                   1.31%          1.36%          1.38%          1.44%          1.48%
Net investment loss, net of
  waivers and reimbursements(3)                                (1.25)%        (0.83)%        (0.84)%        (0.79)%        (0.60)%
Net investment loss, before
  waivers and reimbursements(3)                                (1.25)%        (0.83)%        (0.84)%        (0.79)%        (0.60)%
Portfolio turnover rate(2)                                         51%            40%            72%            46%            56%


+    For 2001, includes $0.02 in redemption fees (see Note 2).
(1)  Less than $0.005.
(2)  Not annualized for periods less than a year.
(3)  Annualized.

See notes to financial statements.

Semi-Annual Report

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                          2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $3.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.01)
Net realized and unrealized gains (losses)
  on securities                                                           0.07
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.06

LESS DISTRIBUTIONS:
Distributions from capital gains                                             -
                                                                  ------------
TOTAL DISTRIBUTIONS                                                          -
                                                                  ------------
NET ASSET VALUE, END OF PERIOD                                           $3.27
                                                                  ============

TOTAL RETURN2                                                            2.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $445,207
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                           1.84%
Expenses, before waivers and reimbursements(3)                           1.84%
Net investment loss, net of
  waivers and reimbursements(3)                                        (0.53)%
Net investment loss, before
  waivers and reimbursements(3)                                        (0.53)%
Portfolio turnover rate(2)                                                 31%


SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
-----------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2002          2001           2000           1999          1998(1)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $3.76          $3.51          $2.43          $1.80          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.02)              -         (0.02)         (0.04)         (0.01)
Net realized and unrealized gains (losses)
  on securities                                                 (0.43)           0.56           1.19           0.67         (0.19)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                (0.45)           0.56           1.17           0.63         (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                                (0.10)         (0.31)         (0.09)              -              -
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (0.10)         (0.31)         (0.09)              -              -
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                   $3.21          $3.76          $3.51          $2.43          $1.80
                                                          ============   ============   ============   ============   ============

TOTAL RETURN(2)                                               (12.35)%         18.04%         49.94%         35.00%       (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $428,082       $487,095        $46,470        $16,770        $14,306
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                   1.81%          1.92%          1.95%          1.95%          1.95%
Expenses, before waivers and reimbursements(3)                   1.81%          1.92%          2.09%          2.18%          2.52%
Net investment loss, net of
  waivers and reimbursements(3)                                (0.44)%        (0.31)%        (1.02)%        (1.54)%        (1.02)%
Net investment loss, before
  waivers and reimbursements(3)                                (0.44)%        (0.31)%        (1.16)%        (1.77)%        (1.59)%
Portfolio turnover rate(2)                                         69%            41%            67%           106%           114%


(1)  Inception date of the Fund was December 17, 1997.
(2)  Not annualized for periods less than a year.
(3)  Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                          2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.14)
Net realized and unrealized gains (losses)
  on securities+                                                          1.58
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                          1.44

LESS DISTRIBUTIONS:
Distributions from capital gains                                             -
                                                                  ------------
TOTAL DISTRIBUTIONS                                                          -
                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                          $17.96
                                                                  ============

TOTAL RETURN1                                                            8.72%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $351,854
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                           1.60%
Expenses, before waivers and reimbursements(2)                           1.60%
Net investment loss, net of
  waivers and reimbursements(2)                                        (1.55)%
Net investment loss, before
  waivers and reimbursements(2)                                        (1.55)%
Portfolio turnover rate(1)                                                 39%


ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2002          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $19.15         $27.17         $20.02         $15.10         $21.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.25)         (0.21)         (0.25)         (0.34)         (0.31)
Net realized and unrealized gains (losses)
  on securities+                                                (1.46)         (2.42)           8.87           6.00         (4.44)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                (1.71)         (2.63)           8.62           5.66         (4.75)

LESS DISTRIBUTIONS:
Distributions from capital gains                                (0.92)         (5.39)         (1.47)         (0.74)         (2.00)
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (0.92)         (5.39)         (1.47)         (0.74)         (2.00)
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                  $16.52         $19.15         $27.17         $20.02         $15.10
                                                          ============   ============   ============   ============   ============

TOTAL RETURN1                                                  (9.74)%       (10.89)%         46.66%         39.86%       (22.07)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                      $277,404        $86,097        $56,282        $41,205        $43,553
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   1.71%          1.75%          1.75%          1.75%          1.75%
Expenses, before waivers and reimbursements(2)                   1.71%          1.79%          1.82%          1.78%          1.90%
Net investment loss, net of
  waivers and reimbursements(2)                                (1.67)%        (1.39)%        (1.19)%        (1.49)%        (1.54)%
Net investment loss, before
  waivers and reimbursements(2)                                (1.67)%        (1.43)%        (1.26)%        (1.52)%        (1.69)%
Portfolio turnover rate(1)                                         78%           123%           135%            77%            91%


+    For 2003, 2002 and 2001, includes $0.01, $0.02 and $0.07 in redemption fees, respectively (see Note 2).
(1)  Not annualized for periods less than a year.
(2)  Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
-------------------------------------------
SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                          2003
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.54
Net realized and unrealized gains (losses)
  on securities+                                                        (0.52)
                                                                  ------------
TOTAL FROM INVESTMENT OPERATIONS                                          0.02

LESS DISTRIBUTIONS:
Dividends from net investment income                                    (0.63)
Distributions from capital gains                                             -
                                                                  ------------
TOTAL DISTRIBUTIONS                                                     (0.63)
                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                          $13.43
                                                                  ============

TOTAL RETURN(1)                                                          0.31%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $78,711
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                           0.75%
Expenses, before waivers and reimbursements(2)                           0.89%
Net investment loss, net of
  waivers and reimbursements(2)                                          4.89%
Net investment loss, before
  waivers and reimbursements(2)                                          4.75%
Portfolio turnover rate(1)                                                 18%


U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
---------------------------------------
YEAR ENDED SEPTEMBER 30


                                                                 2002          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.97         $12.00         $11.68         $13.42         $11.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.66           0.65           0.66           0.61           0.27
Net realized and unrealized gains (losses)
  on securities+                                                  1.18           0.88           0.39         (2.01)           2.39
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL FROM INVESTMENT OPERATIONS                                  1.84           1.53           1.05         (1.40)           2.66

LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.77)         (0.56)         (0.73)         (0.28)         (0.56)
Distributions from capital gains                                     -              -              -         (0.06)              -
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS                                             (0.77)         (0.56)         (0.73)         (0.34)         (0.56)
                                                          ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                  $14.04         $12.97         $12.00         $11.68         $13.42
                                                          ============   ============   ============   ============   ============

TOTAL RETURN(1)                                                 15.38%         12.89%          9.84%       (10.65)%         24.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                       $83,879        $66,195        $58,198        $76,999        $67,856
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(2)                   0.75%          0.75%          0.75%          0.75%          0.75%
Expenses, before waivers and reimbursements(2)                   0.98%          0.95%          0.97%          0.95%          0.95%
Net investment loss, net of
  waivers and reimbursements(2)                                  5.51%          5.34%          5.35%          4.96%          5.06%
Net investment loss, before
  waivers and reimbursements(2)                                  5.28%          5.14%          5.13%          4.76%          4.86%
Portfolio turnover rate(1)                                         22%            41%            16%            39%             5%


+    For 2003, 2002 and 2001, includes $0.02, $0.01 and $0.01 in redemption fees, respectively (see Note 2).
(1)  Not annualized for periods less than a year.
(2)  Annualized.

See notes to financial statements.

                                                              Semi-Annual Report

 WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2003 (UNAUDITED)


1. ORGANIZATION
---------------

  Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT
ACCOUNTING POLICIES
-------------------

  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.
  FOREIGN CURRENCY TRANSLATIONS-Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  SHORT SALES-To a limited extent, the Equity Funds may make short sales of securities. A short sale means a Fund sells a security it does not own in antici-

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 2003 (UNAUDITED)

pation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
  OPTION TRANSACTIONS-The Equity Funds may buy and sell put and call options, write covered put and call options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
  Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are generally allocated among the Funds in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
  REDEMPTION FEES-The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. The redemption fee is treated as additional paid-in capital.

3. DISTRIBUTIONS
----------------

  Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The Funds may utilize earn

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)

ings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.
   To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par, undistributed net investment income and undistributed net realized gain (loss) on investments.


4. CAPITAL STOCK
----------------

  Transactions in shares of capital stock were as follows:


                           SIX MONTHS ENDED MARCH 31, 2003
                           CORE    GLOBAL SCIENCE  INTERNATIONAL     MICRO
                          GROWTH    & TECHNOLOGY      GROWTH          CAP
                            FUND        FUND           FUND           FUND
-----------------------------------------------------------------------------
Shares sold              5,161,155   1,356,880      677,278       8,601,166
Dividends reinvested            --          --           --       4,859,977
Shares redeemed         (8,085,313) (1,052,239)    (881,266)     (8,431,915)
                        ----------   ---------    ---------      ----------
Net increase (decrease) (2,924,158)    304,641     (203,988)      5,029,228
                        ==========   =========    =========      ==========

                           SMALL       SMALL       ULTRA              U.S.
                         CAP GROWTH  CAP VALUE     GROWTH          TREASURY
                           FUND         FUND        FUND             FUND
-----------------------------------------------------------------------------
Shares sold             4,570,605    36,707,409   7,091,400       2,024,715
Dividends reinvested        1,241            --          --         259,080
Shares redeemed        (3,747,335)  (34,270,340) (4,291,552)     (2,394,341)
                       ----------   -----------   ---------       ---------
Net increase (decrease)   824,511     2,437,069   2,799,848        (110,546)
                       ==========   ===========   =========      ==========

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)

                                      YEAR ENDED SEPTEMBER 30, 2002
                              CORE    GLOBAL SCIENCE  INTERNATIONAL   MICRO
                            GROWTH    & TECHNOLOGY      GROWTH         CAP
                               FUND         FUND         FUND*        FUND
------------------------------------------------------------------------------
Shares sold                 25,736,941   4,717,678   2,287,064   18,440,759
Dividends reinvested         2,098,403      27,973          --    6,140,099
Shares redeemed            (17,535,543) (2,811,617)   (243,227) (16,551,410)
                           -----------  ----------   ---------   ----------
Net increase                10,299,801   1,934,034   2,043,837    8,029,448
                           ===========  ==========   =========   ==========

                              SMALL          SMALL       ULTRA        U.S.
                           CAP GROWTH      CAP VALUE    GROWTH      TREASURY
                              FUND            FUND       FUND         FUND
------------------------------------------------------------------------------
Shares sold                17,362,623     72,717,440   17,913,935   3,532,936
Dividends reinvested          339,016      3,261,583      210,301     296,730
Shares redeemed            (7,972,814)   (72,187,448)  (5,831,801  (2,959,772)
                           -----------  ------------   ----------  ----------
Net increase                9,728,825      3,791,575   12,292,435     869,894
                           ===========  ============   ==========  ==========

*Inception date of the Fund was June 28, 2002.


5. PURCHASES AND SALES OF SECURITIES
------------------------------------

  Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2003 are summarized below:

              SIX MONTHS ENDED MARCH 31, 2003

                 CORE      GLOBAL SCIENCE  INTERNATIONAL        MICRO
                GROWTH     & TECHNOLOGY       GROWTH             CAP
                 FUND           FUND           FUND             FUND
--------------------------------------------------------------------------
Purchases   $ 184,283,348   $11,832,451    $ 6,711,989    $ 80,842,469
Sales       $(305,487,870)  $(9,860,631)   $(7,434,694)   $(91,237,069)

                       SMALL               SMALL                ULTRA
                     CAP GROWTH          CAP VALUE              GROWTH
                        FUND                FUND                 FUND
--------------------------------------------------------------------------
Purchases          $ 224,190,432       $ 137,514,662        $ 151,643,506
Sales              $(254,347,079)      $(127,518,680)       $(123,304,952)

  The only purchases and sales of U.S. Government securities occurred in the U.S. Treasury Fund and were $13,800,579 and $14,353,545, respectively.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)


6. FEDERAL INCOME TAX INFORMATION
---------------------------------

  At March 31, 2003, the cost of securities, excluding securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:


                                       CORE      GLOBAL SCIENCE  INTERNATIONAL    MICRO
                                      GROWTH      & TECHNOLOGY      GROWTH         CAP
                                        FUND           FUND          FUND          FUND
------------------------------------------------------------------------------------------
Cost of investments               $1,074,695,677   $33,814,234  $16,796,433  $318,118,915
                                  ==============   ===========  ===========  ============
Gross unrealized appreciation        135,118,421     1,429,934      905,005    83,430,906
Gross unrealized depreciation       (251,708,483)   (9,156,245)  (1,836,109)  (51,388,381)
                                  --------------   -----------  -----------  ------------
Net unrealized appreciation
  (depreciation) on investments     (116,590,062)   (7,726,311)    (931,104)   32,042,525
Net unrealized appreciation
  (depreciation) on securities
  sold short                                  --         2,574           --           --
Net appreciation (depreciation) on
  derivative and foreign currency
  denominated assets and liabilities          --            --          112           --
                                  --------------   -----------  -----------  ------------
Net appreciation (depreciation)    $(116,590,062)  $(7,723,737)   $(930,992) $32,042,525
                                  ==============   ===========  ===========  ============


                                        SMALL          SMALL        ULTRA          U.S.
                                     CAP GROWTH      CAP VALUE      GROWTH       TREASURY
                                        FUND            FUND         FUND           FUND
-------------------------------------------------------------------------------------------
Cost of investments                 $805,963,764   $482,252,052  $420,041,778   $72,524,065
                                  ==============   ============  ============  ============
Gross unrealized appreciation        108,339,923     51,169,880    25,391,868     5,865,593
Gross unrealized depreciation       (139,679,946)   (90,178,292)  (88,939,161)     (243,416)
                                  --------------   ------------  ------------  ------------
Net unrealized appreciation
  (depreciation) on investments     (31,340,023)    (39,008,412)  (63,547,293)    5,622,177
Net unrealized appreciation
  (depreciation) on securities
  sold short                                 --          35,889            --            --
Net appreciation (depreciation) on
  derivative and foreign currency
  denominated assets and liabilities         --              --            --            --
                                  --------------   ------------  ------------  ------------
Net appreciation (depreciation)     $(31,340,023)  $(38,972,523) $(63,547,293)   $5,622,177
                                  ==============   ============  ============  ============

  The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)

  As of September 30, 2002, the components of accumulated earnings (deficit) were as follows:


                                                CORE          GLOBAL SCIENCE     INTERNATIONAL      MICRO
                                               GROWTH          & TECHNOLOGY         GROWTH           CAP
                                                 FUND               FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                      $    --           $    --          $    --        $    --
Undistributed long-term
  capital gains                                         --                --               --     22,298,087
                                             -------------      ------------      -----------   ------------
Accumulated earnings                                    --                --               --     22,298,087
Accumulated capital and
  other losses                                          --        (2,149,781)        (204,247)            --
Net unrealized appreciation
  (depreciation) on investments,
  derivative and foreign currency
  denominated assets and liabilities          (220,086,797)      (12,465,937)      (1,677,551)    13,754,883
                                             -------------      ------------      -----------   ------------
Total accumulated earnings (deficit)         $(220,086,797)     $(14,615,718)     $(1,881,798)  $ 36,052,970
                                             =============      ============      ===========   ============


                                                SMALL               SMALL          ULTRA              U.S.
                                             CAP GROWTH           CAP VALUE        GROWTH          TREASURY
                                                 FUND                FUND           FUND             FUND
------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                        $  --             $  --            $  --    $ 2,516,357
Undistributed long-term
  capital gains                                     33,986                --               --             --
                                             -------------      ------------      -----------   ------------
Accumulated earnings                                33,986                --               --      2,516,357
Accumulated capital and
  other losses                                  (3,578,254)               --       (1,945,509)    (7,777,028)
Net unrealized appreciation
  (depreciation) on investments,
  derivative and foreign currency
  denominated assets and liabilities          (100,520,436)      (82,464,548)     (93,303,053)     8,530,283
                                             -------------      ------------      -----------   ------------
Total accumulated earnings (deficit)         $(104,064,704)     $(82,464,548)    $(95,248,562)   $ 3,269,612
                                             =============      ============      ===========   ============

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)

  For the year ended September 30, 2002, the Ultra Growth and U.S. Treasury Funds had federal income tax capital loss carry forwards of $688,303 and $7,372,918, respectively. Federal income tax capital loss carry forwards for the U.S. Treasury Fund expire as follows: $2,222,459 in 2008, $4,318,964 in 2009 and $831,495 in 2010. The entire federal income tax capital loss carry forward for the Ultra Growth Fund expires in 2010. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed.
  As of September 30, 2002, the Global Science & Technology, International Growth, Small Cap Growth, Ultra Growth and U.S. Treasury Funds had $2,149,781, $204,247, $3,578,254, $1,257,206 and $404,110, respectively, of post-October capital losses, which are deferred until 2003 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Funds' next taxable year.
  The tax character of distributions paid during the six months ended March 31, 2003 and the fiscal year ended September 30, 2002 were as follows:



                                  CORE GROWTH FUND            GLOBAL SCIENCE & TECHNOLOGY FUND
                          -----------------------------------------------------------------------
                            Six Months             Year         Six Months           Year
                               Ended              Ended            Ended             Ended
                           March 31, 2003  September 30, 2002  March 31, 2003  September 30, 2002
                          -----------------------------------------------------------------------
Ordinary income                $       --     $17,852,286       $       --             $250,799
Net long-term capital gains            --      51,383,561               --                   --
                             ------------     -----------      -----------         ------------
Total                          $       --     $69,235,847       $       --             $250,799
                             ============     ===========      ===========         ============

                           INTERNATIONAL GROWTH FUND                    MICRO CAP FUND
                       ----------------------------------------------------------------------------
                            Six Months           Year           Six Months              Year
                               Ended            Ended             Ended                 Ended
                          March 31, 2003 September 30, 2002  March 31, 2003      September 30, 2002
                       ----------------------------------------------------------------------------
Ordinary income                 $      --     $        --       $       --          $ 1,484,719
Net long-term capital gains            --              --       22,295,887           33,818,851
                             ------------     -----------      -----------         ------------
Total                           $      --     $        --      $22,295,887          $35,303,570
                             ============     ===========      ===========         ============

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 2003 (UNAUDITED)


                                  SMALL CAP GROWTH FUND               SMALL CAP VALUE FUND
                            -----------------------------------------------------------------------
                              Six Months           Year           Six Months          Year
                                  Ended           Ended             Ended             Ended
                            March 31, 2003  September 30, 2002  March 31, 2003   September 30, 2002
                            -----------------------------------------------------------------------
Ordinary income                $       --     $        --      $        --           $5,990,110
Net long-term capital gains        34,010       9,829,740               --            6,969,786
                             ------------     -----------      -----------         ------------
Total                          $   34,010     $ 9,829,740      $        --          $12,959,896
                             ============     ===========      ===========         ============

                                   ULTRA GROWTH FUND                   U.S. TREASURY FUND
                           ------------------------------------------------------------------------
                              Six Months           Year         Six Months              Year
                                 Ended            Ended            Ended               Ended
                           March 31, 2003 September 30, 2002  March 31, 2003   September 30, 2002
                          -------------------------------------------------------------------------
Ordinary income                $       --     $        --     $  3,484,505           $3,600,125
Net long-term capital gains            --       4,518,749               --                   --
                             ------------     -----------      -----------         ------------
Total                         $        --     $ 4,518,749     $  3,484,505           $3,600,125
                             ============     ===========      ===========         ============

7. INVESTMENT ADVISORY
----------------------

  As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 2003, management fees for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds were 1.00%, 1.50%, 1.50%, 2.00%, 1.00%, 1.50%, 1.25% and 0.50% of
the average daily net assets of each Fund, respectively.
  The Advisor has voluntarily agreed to limit the expenses of the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds to 1.50%, 1.95%, 1.95%, 2.50%, 1.50%, 1.95%, 1.75% and 0.75% of average daily net assets, respectively. For the six months ended March 31, 2003, the Advisor reimbursed $42,877 for the Global Science & Technology Fund, $58,638 for the International Growth Fund and $56,694 for the U.S. Treasury Fund.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 2003 (UNAUDITED)


8. OPTION CONTRACTS WRITTEN
---------------------------

  The premium amount and the number of options contracts written during the six months ended March 31, 2003, were as follows:

                                                   PREMIUM      NUMBER OF
                                                    AMOUNT      CONTRACTS
------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Options outstanding at September 30, 2002     $         --           --
  Options written                                    310,354        2,445
  Options closed                                     (94,137)        (645)
  Options expired                                   (180,718)      (1,550)
                                                ------------  -----------
  Options outstanding at March 31, 2003              $35,499          250

------------------------------------------------------------------------------


9. TRANSACTIONS
WITH AFFILIATES
---------------

  The following is an analysis of transactions for the six months ended March 31, 2003 in the Core Growth, Micro Cap, Small Cap Value and Ultra Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:


CORE GROWTH FUND                                                                  AMOUNT OF           AMOUNT OF
                                                                                  DIVIDENDS          GAIN (LOSS)
                                                                                 CREDITED TO         REALIZED ON
                                             SHARE ACTIVITY                        INCOME          SALE OF SHARES
                          -----------------------------------------------------  FOR THE SIX          FOR THE SIX
                          BALANCE                                    BALANCE      MOS. ENDED          MOS. ENDED
  SECURITY NAME           9/30/02     PURCHASES          SALES       3/31/03        3/31/03             3/31/03
-----------------------------------------------------------------------------------------------------------------
  AmeriCredit Corp.      5,325,531    1,158,875      1,812,950      4,671,456*            --      $(13,568,506)
  Metris
   Companies Inc.        5,419,312           --      5,419,312             --*       $28,191      $(60,629,751)
  Orthodontic Centers
   of America, Inc.      3,214,756      235,700        135,225      3,315,231             --       $(1,076,989)
  Pediatrix Medical
   Group, Inc.           1,683,500           --        385,300      1,298,200             --          $146,971
  Rent-A-Center, Inc.    1,859,700           --        335,477      1,524,223*            --       $12,664,740
  SCP Pool Corp.         1,272,987           --             --      1,272,987             --                --
  Sonic
   Automotive, Inc.      1,812,570      228,900             --      2,041,470             --                --
  United Rentals, Inc.   4,805,725           --      1,822,200      2,983,525*            --      $(10,729,611)

*No longer affiliated as of March 31, 2003.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
MARCH 31, 2003 (UNAUDITED)


MICRO CAP FUND                                                                    AMOUNT OF           AMOUNT OF
                                                                                   DIVIDENDS        GAIN (LOSS)
                                                                                  CREDITED TO      REALIZED ON
                                              SHARE ACTIVITY                        INCOME        SALE OF SHARES
                          --------------------------------------------------      FOR THE SIX        FOR THE SIX
                          BALANCE                                    BALANCE      MOS. ENDED       MOS. ENDED
  SECURITY NAME            9/30/02    PURCHASES          SALES        3/31/03        3/31/03           3/31/03
---------------------------------------------------------------------------------------------------------------
  CorVel Corporation       513,838       35,600          4,275        545,163             --            $9,417
  inTEST Corporation       433,050           --             --        433,050             --                --
  IRIDEX Corporation       715,150        6,400         10,000        711,550             --          $(72,855)
  Nanometrics Inc.         912,675        5,000             --        917,675             --                --
  PSi Technologies
   Holdings, Inc. ADR    1,021,975           --             --      1,021,975             --                --
  Rainbow
   Rentals, Inc.           390,000           --             --        390,000             --                --


SMALL CAP VALUE FUND                                                              AMOUNT OF         AMOUNT OF
                                                                                  DIVIDENDS        GAIN (LOSS)
                                                                                  CREDITED TO     REALIZED ON
                                           SHARE ACTIVITY                           INCOME       SALE OF SHARES
                          --------------------------------------------------     FOR THE SIX      FOR THE SIX
                          BALANCE                                    BALANCE      MOS. ENDED        MOS. ENDED
  SECURITY NAME           9/30/02     PURCHASES          SALES        3/31/03        3/31/03         3/31/03
---------------------------------------------------------------------------------------------------------------
  Friedman's, Inc.       1,120,470       22,625        152,615        990,480        $41,134           $82,740
  Maxwell Shoe
   Company Inc.            768,000           --        318,875       449,125*             --          $588,543
  MicroFinancial
   Incorporated          1,051,900           --         49,175      1,002,725        $52,595         $(663,171)
  Mobile Mini, Inc.        792,850           --        137,783        655,067*            --          $(76,495)
  Nara Bancorp, Inc.       478,850(1)        --        165,550        313,300        $42,908          $750,766
  PCD Inc.                 316,964           --        316,964             --*            --       $(2,003,772)
  Peak International Ltd.  729,400           --         22,600        706,800             --          $(51,895)
  USA Truck, Inc.          317,375      159,900          5,025        472,250             --          $(12,889)
  Whitehall
   Jewellers, Inc.         607,393      115,875             --        723,268             --                --

*No longer affiliated as of March 31, 2003.
(1)Adjusted for 2-for-1 split on March 18, 2003.


ULTRA GROWTH FUND                                                                          AMOUNT OF        AMOUNT OF
                                                                                           DIVIDENDS        GAIN (LOSS)
                                                                                          CREDITED TO        REALIZED ON
                                                    SHARE ACTIVITY                          INCOME         SALE OF SHARES
                                  ---------------------------------------------            FOR THE SIX       FOR THE SIX
                                  BALANCE                                     BALANCE     MOS. ENDED        MOS. ENDED
  SECURITY NAME                   9/30/02    PURCHASES          SALES         3/31/03       3/31/03           3/31/03
--------------------------------------------------------------------------------------------------------------------------
  Wireless Facilities, Inc.     2,682,944           --        508,750      2,174,194*            --          $610,199

*No longer affiliated as of March 31, 2003.

                                                              Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)

10. RESTRICTED SECURITIES
-------------------------

  The Funds may own investments that were purchased through private placement transactions (or under Rule 144A as noted) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. The costs of registering such securities are paid by the issuer. At March 31, 2003, the Funds held restricted preferred stocks (or common stocks as noted) as follows:


                                                                                   VALUE AS
                                     ACQUISITION       ACQUISITION      FAIR         % OF
                                         DATE              COST         VALUE     NET ASSETS
---------------------------------------------------------------------------------------------
CORE GROWTH FUND
  American Financial
   Realty Trust(1)               12/20/02 - 2/21/03     $2,983,500    $2,840,500        0.30%
                                                                      ----------        -----
                                                                      $2,840,500        0.30%
---------------------------------------------------------------------------------------------
GLOBAL SCIENCE & TECHNOLOGY FUND
  Metro-Optix, Inc., Series C      7/16/01 - 9/7/01       $198,240          $580           --
  Metro-Optix, Inc.(2)            10/1/02 - 12/10/02            --            --           --
  Metro-Optix, Inc., Secured
   Note 7.00%, Due 7/30/03        10/1/02 - 12/10/02       $30,000            --           --
  SiRF Technology
   Holdings, Inc., Series H           12/20/01            $277,875       222,300        0.86%
  SiRF Technology Holdings, Inc.(2)   1/11/02                   --            --           --
                                                                      ----------        -----
                                                                        $222,880        0.86%
---------------------------------------------------------------------------------------------
MICRO CAP FUND
  Metro-Optix, Inc., Series B        6/16/00              $474,854          $662           --
---------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Metro-Optix, Inc., Series B        6/16/00            $1,511,483        $2,107           --
  Metro-Optix, Inc., Series C   7/16/01 - 9/7/01        $3,374,441         9,866           --
  SiRF Technology
   Holdings, Inc., Series H         12/20/01            $2,616,120     2,092,896        0.27%
  SiRF Technology Holdings, Inc.(2)  1/11/02                    --            --           --
                                                                      ----------        -----
                                                                      $2,104,869        0.27%
---------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  American Financial
   Realty Trust(1)             9/4/02 - 12/13/02        $7,465,423    $8,199,500        1.84%
                                                                      ----------        -----
                                                                      $8,199,500        1.84%

(1)Common stock. Rule 144A Security.
(2)Warrants.

Semi-Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

MARCH 31, 2003 (UNAUDITED)


                                                                                   VALUE AS
                                     ACQUISITION       ACQUISITION      FAIR         % OF
                                         DATE              COST         VALUE     NET ASSETS
---------------------------------------------------------------------------------------------
ULTRA GROWTH FUND
  IQ4Hire, Inc.                          9/7/00           $110,000          $440           --
  Metro-Optix, Inc., Series B           6/16/00           $542,768           757           --
  Metro-Optix, Inc., Series C       7/16/01 - 9/7/01      $507,400         1,483           --
  Metro-Optix, Inc.(2)             10/1/02 - 12/10/02           --            --           --
  Metro-Optix, Inc., Secured
   Note 7.00%, Due 7/30/03         10/1/02 - 12/10/02     $420,000            --           --
  SiRF Technology
   Holdings, Inc., Series H             12/20/01          $806,000       644,800        0.18%
  SiRF Technology Holdings, Inc.(2)      1/11/02                --            --           --
                                                                      ----------        -----
                                                                        $647,480        0.18%

(1)Common stock. Rule 144A Security.
(2)Warrants.

                                                              Semi-Annual Report

WASATCH FUNDS-DIRECTORS AND OFFICERS
------------------------------------

MARCH 31, 2003

  NAME, ADDRESS,                      POSITION(S) HELD     TERM OF OFFICE AND
     AND AGE                              WITH FUND      LENGTH OF TIME SERVED
------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

  JAMES U. JENSEN, J.D., MBA                Director       Indefinite
  NPS Pharmaceuticals, Inc.                                Served as Director
  420 Chipeta Way                                          since 1986
  Salt Lake City, UT 84108
  Age: 58

  WILLIAM R. SWINYARD, PH.D.                Director       Indefinite
  Management Office                                        Served as Director
  624 Tanner Building                                      since 1986
  Brigham Young University
  Provo, UT 84602
  Age: 62

  JONATHAN F. ZESCHIN, CFP/TM               Director       Indefinite
  1777 S. Harrison Street                                  Served as Director
  Skydeck                                                  since June 2002
  Denver, CO 80210
  Age: 49

------------------------------------------------------------------------------
INTERESTED DIRECTORS*:

  SAMUEL S. STEWART, JR., PH.D., CFA        President, Indefinite
  150 Social Hall Avenue                    Chairman   Served as President,
  4th Floor                                 of the     Chairman of the
  Salt Lake City, UT 84111                  Board and  Board and Director
  Age: 60                                   Director   since 1986

  JEFF S. CARDON, CFA                       Vice       Indefinite
  150 Social Hall Avenue                    President  Served as Vice
  4th Floor                                 and        President and Director
  Salt Lake City, UT 84111                  Director   since 1986
  Age: 45

------------------------------------------------------------------------------
OFFICER:

  VENICE F. EDWARDS, CFA                    Secretary/ Indefinite
  150 Social Hall Avenue                    Treasurer  Served as
  4th Floor                                            Secretary/Treasurer
  Salt Lake City, UT 84111                             since 1996
  Age: 52

------------------------------------------------------------------------------

Semi-Annual Report

WASATCH FUNDS-DIRECTORS AND OFFICERS
------------------------------------

MARCH 31, 2003

                                NUMBER OF PORTFOLIOS IN
PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
  DURING PAST 5 YEARS                  BY DIRECTOR        HELD BY DIRECTOR

------------------------------------------------------------------------------

  Vice President, Corporate Development     8          Private companies and
  and Legal Affairs, and Secretary, NPS                foundations only.
  Pharmaceuticals, Inc. since 1991.


  Professor of Business Management and      8          None
  Holder of the Fred G. Meyer Chair of
  Marketing, Brigham Young University
  since 1978.


  President and Founder of ESSENTIAL        8          Board of Trustees of
  Advisers, Inc., a wealth management and              ICON Funds
  investment advisory firm; prior to founding
  ESSENTIAL was Managing Partner at JZ
  Partners LLC, a business consulting firm;
  President of Founders Asset Management
  from 1995 - 1998.


------------------------------------------------------------------------------

  Chairman of the Board and Director        8          None
  of Research for Wasatch Advisors, Inc.
  (the "Advisor") since 1975; Professor of
  Finance at the University of Utah from
  1975 - 2000.

  President and Treasurer for the Advisor   8          None
  since 1999; Director of the Advisor
  since 1985; Security Analyst for the
  Advisor since 1980.


------------------------------------------------------------------------------

  Director of Compliance for the Advisor    N/A        None
  since 1995 and Secretary of the Advisor
  since 1999; Portfolio Manager for the
  Advisor from 1983 - 1995.


------------------------------------------------------------------------------
*INTERESTED DIRECTORS SERVE AS DIRECTORS AND OFFICERS OF WASATCH ADVISORS, INC.


  Additional information about the Funds' directors is provided in the Statement of Additional Information and is available, without charge, upon request, by calling 1.800.551.1700.

                                                              Semi-Annual Report

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

  Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1.800.551.1700.

SCHEDULE OF INVESTMENTS
-----------------------

  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Funds will typically have only minor holdings in SHORT-TERM INVESTMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------


AUTHORIZED to sell can be found under CAPITAL STOCK, $.01 PAR VALUE. How many of those shares are owned by shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 104.

STATEMENTS OF OPERATIONS
------------------------

  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.
  NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on investments a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most

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GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."
  CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS
--------------------

  The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 102. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CAN NOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

Semi-Annual Report

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